UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): July 2, 2024

BRAEMAR HOTELS & RESORTS INC.

(Exact name of registrant as specified in its charter)

Maryland	001-35972	46-2488594
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS employer identification number)

14185 Dallas Parkway Suite 1200 Dallas Texas	75254
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (972) 490-9600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	BHR	New York Stock Exchange
Preferred Stock, Series B	BHR-PB	New York Stock Exchange
Preferred Stock, Series D	BHR-PD	New York Stock Exchange

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On July 2, 2024, Braemar Hotels & Resorts Inc. (the “Company”), Ashford Hospitality Trust, Inc. (“AHT”) and Ashford Inc. (“AINC”, and collectively with the Company, AHT and each of AINC’s, the Company’s and AHT’s respective affiliates (including Stirling Hotels and Resorts, Inc.) and any entity advised by AINC, the “Company Group”) entered into a Cooperation Agreement (the “Agreement”) with Blackwells Capital LLC, Blackwells Onshore I LLC, Blackwells Holding Co. LLC, Vandewater Capital Holdings, LLC, Blackwells Asset Management LLC, BW Coinvest Management I LLC and Jason Aintabi (collectively, the “Blackwells Parties”) regarding the withdrawal of the Blackwells Parties’ proxy campaign, dismissal of pending litigation involving the parties and certain other matters.

Pursuant to the Agreement, the Blackwells Parties have agreed to withdraw (i) the notice delivered to the Company on March 10, 2024 purporting to nominate four director candidates to the Company’s Board of Directors (the “Board”) and make certain other proposals and (ii) the definitive proxy statement filed with the U.S. Securities and Exchange Commission (the “SEC”) on April 3, 2024 to solicit proxies from stockholders of the Company to vote in favor of the Blackwells Parties’ director nominees and proposals. In connection therewith, the Blackwells Parties will cease to take any further action with respect to the Company’s 2024 Annual Meeting of Stockholders, except as otherwise provided for in the Agreement.

The Blackwells Parties have also agreed to specified standstill restrictions with respect to the Company Group, which will expire on July 2, 2034. During the standstill period, the Blackwells Parties are required to (i) appear in person or by proxy at each meeting of stockholders of the members of the Company Group in which they beneficially own shares of stock and vote any Blackwells Parties’ shares then beneficially owned by them in accordance with the recommendation of the board of directors of such member of the Company Group on any proposals considered at such meeting and (ii) deliver consents or consent revocations in any action by written consent by stockholders of any member of the Company Group in which they beneficially own shares in accordance with the recommendation of the board of directors of such member of the Company Group.

The Agreement also provides for the voluntary dismissal, with prejudice, of the consolidated action pending in the U.S. District Court for the Northern District of Texas to which the Company, Blackwells Capital LLC and certain of their respective related parties are parties (the “Consolidated Litigation”). The Company has agreed to reimburse Blackwells Capital LLC, in an amount agreed upon by the parties, for the Blackwells Parties’ reasonable attorneys’ fees and expenses incurred in connection with the Consolidated Litigation and related matters.

Additionally, pursuant to the Agreement, the Board will take steps to identify and select one additional individual to be appointed to the Board as an independent director (the “Additional Board Member”). The Board is required to promptly notify Blackwells Capital LLC of its selection of the Additional Board Member and to consider any input Blackwells Capital LLC may have with respect to the Additional Board Member.

The Agreement contains various other obligations and provisions applicable to the Company Group and the Blackwells Parties, including a mutual release of claims and mutual non-disparagement.

Concurrently and in connection with the Agreement, certain of the parties thereto have also entered into a Share Ownership Agreement (the “Share Ownership Agreement”) and a Loan Agreement (the “Loan Agreement”), pursuant to which agreements the Company will provide to BW Coinvest I, LLC an unsecured loan (the “Loan”). The proceeds from the Loan will be used to reimburse Borrower (as defined in the Loan Agreement) for 70% of the amount expended by Borrower to purchase on the open market a total of 3,500,000 shares of the Company’s common stock (the “Purchased Shares”) within six months of the date of Loan Agreement, at a price per Purchased Share not to exceed $10 and subject to the other limitations set forth therein. The Loan has a term of five years (the “Term”), is guaranteed by Jason Aintabi, Vandewater Capital Holdings, LLC, Blackwells Holding Co. LLC, and Blackwells Asset Management LLC and shall bear payment-in-kind interest during the Term at a rate equal to the sum of (a) Term SOFR (as defined in the Loan Agreement) and (b) 3.00% (three hundred basis points) per annum. The Company has agreed to reimburse Blackwells Capital LLC, in an amount agreed upon by the parties, for the Blackwells Parties’ reasonable due diligence expenses incurred on or prior to the date of the Share Ownership Agreement.

The foregoing descriptions of the Agreement, the Share Ownership Agreement and the Loan Agreement are qualified in their entirety by reference to the full texts thereof, copies of which are filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, hereto and each of which is incorporated herein by reference.

ITEM 8.01	OTHER EVENTS.

On July 2, 2024, the Company issued a press release announcing the Agreement, a copy of which is filed as Exhibit 99.1 hereto and incorporated herein by reference.

Forward-Looking Statements

Certain statements and assumptions in this communication contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this communication include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to complete the previously announced shareholder value creation plan on a timely basis, if at all; potential risks related to actions or proposals from activist stockholders; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the SEC.

The forward-looking statements included in this communication are only made as of the date of this communication. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

Additional Information and Where to Find it

The Company has filed a Definitive Proxy Statement on Schedule 14A with the SEC on June 17, 2024 (the “Proxy Statement”) and intends to file other relevant materials with respect to the Company’s solicitation of proxies for the annual meeting now scheduled to be held on October 15, 2024 (the “Annual Meeting”). INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. The Proxy Statement and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company’s website, http://www.bhrreit.com, under the “Investor” link, or by requesting them in writing or by telephone from us at 14185 Dallas Parkway, Suite 1200, Dallas, Texas 75254, Attn: Investor Relations or (972) 490-9600.

Participants

The Company and its directors and executive officers will be participants in the solicitation of proxies with respect to a solicitation by the Company. Information about those executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the Proxy Statement. Investors and security holders may obtain additional information regarding direct and indirect interests of the Company and its executive officers and directors in the matters to be voted upon at the Annual Meeting by reading the Proxy Statement. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)  Exhibits.

Exhibit Number	Exhibit
10.1	Cooperation Agreement, dated July 2, 2024, by and among Braemar Hotels & Resorts Inc., Ashford Hospitality Trust, Inc., Ashford Inc., Blackwells Capital LLC, Blackwells Onshore I LLC, Blackwells Holding Co. LLC, Vandewater Capital Holdings, LLC, Blackwells Asset Management LLC, BW Coinvest Management I LLC and Jason Aintabi.
10.2	Share Ownership Agreement, dated July 2, 2024, by and among Braemar Hotels & Resorts Inc., Ashford Hospitality Trust, Inc., Ashford Inc., Blackwells Capital LLC, Blackwells Onshore I LLC, Blackwells Holding Co. LLC, Vandewater Capital Holdings, LLC, Blackwells Asset Management LLC, BW Coinvest Management I LLC and Jason Aintabi.
10.3	Loan Agreement, dated July 2, 2024, by and between BW Coinvest I, LLC, Jason Aintabi, Vandewater Capital Holdings, LLC, Blackwells Holding Co. LLC, Blackwells Asset Management LLC and Braemar Hospitality Limited Partnership.
99.1	Press Release of the Company, dated July 2, 2024.
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRAEMAR HOTELS & RESORTS INC.

Dated: July 2, 2024	By:	/s/ Alex Rose
Alex Rose
Executive Vice President, General Counsel & Secretary

Exhibit 10.1

Execution Version

COOPERATION AGREEMENT

This COOPERATION AGREEMENT (this “Agreement”), dated as of July 2, 2024, is made and entered into by and among Braemar Hotels & Resorts Inc., a Maryland corporation (“Braemar”), Ashford Hospitality Trust, Inc., a Maryland corporation (“AHT”), Ashford Inc., a Nevada corporation and the advisor to Braemar and AHT (“AINC”, and collectively with Braemar, AHT and each of AINC’s, Braemar’s and AHT’s respective Affiliates (as defined below) (including, for the avoidance of doubt, Stirling Hotels and Resorts, Inc.) and any entity advised currently or in the future by AINC, the “Company Group”), Blackwells Capital LLC, a Delaware limited liability company (“Blackwells Capital”), Blackwells Onshore I LLC, a Delaware limited liability company (“Blackwells Onshore”), Blackwells Holding Co. LLC, a Delaware limited liability company (“Blackwells Holdings”), Vandewater Capital Holdings, LLC, a Delaware limited liability company (“Vandewater”), Blackwells Asset Management LLC, a Delaware limited liability company (“Blackwells Asset Management”), BW Coinvest Management I LLC, a Delaware limited liability company (“BW Coinvest”), and Jason Aintabi (collectively, with Blackwells Capital, Blackwells Onshore, Blackwells Holdings, Vandewater, Blackwells Asset Management, and BW Coinvest, the “Blackwells Parties” and, each of the members of the Company Group and the Blackwells Parties a “Party” to this Agreement and collectively, the “Parties”).

WHEREAS, certain of the Blackwells Parties (i) submitted a notice to Braemar on March 10, 2024 purporting to nominate four director candidates to be elected to the board of directors of Braemar and make certain other proposals (the “Nomination Notice”) at Braemar’s 2024 Annual Meeting of Stockholders (including any adjournment or postponement thereof, the “Braemar 2024 Annual Meeting”) and (ii) filed with the Securities and Exchange Commission (“Commission” or “SEC”) on April 3, 2024 a definitive proxy statement on Schedule 14A (the “Blackwells Braemar Proxy Statement”) to solicit proxies from stockholders of Braemar to vote in favor of the Blackwells Parties’ director nominees and such proposals;

WHEREAS, Braemar and Blackwells Capital and certain of their respective related parties are parties in a consolidated action pending in the U.S. District Court for the Northern District of Texas captioned Braemar Hotels & Resorts Inc. v. Blackwells Capital LLC, Blackwells Onshore I, LLC, Blackwells Holding Co. LLC, Vandewater Capital Holdings, LLC, Blackwells Asset Management LLC, BW Coinvest Management I LLC, Jason Aintabi, Michael Cricenti, Jennifer M. Hill, Betsy L. McCoy, and Steven J. Pully v. Braemar Hotels & Resorts Inc., Montgomery J. Bennett, Stefani Danielle Carter, Richard J. Stockton, Kenneth H. Fearn, Jr., Abteen Vaziri, Mary Candace Evans, Matthew D. Rinaldi, and Rebeca Odino-Johnson, Civil Action No. 3:24-CV-707-L (Consolidated with 3:24-CV-894-L) (N.D. Tex.) (the “Consolidated Litigation”); and

WHEREAS, (i) the Blackwell Parties wish to withdraw the Nomination Notice and the Blackwells Braemar Proxy Statement and (ii) the Parties wish to settle the Consolidated Litigation and enter into the agreements set forth in this Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.              Withdrawal of Nomination Notice and Blackwells Braemar Proxy Statement; Websites; Voting Agreements; Board Matters.

(a)            Withdrawal of Nomination Notice and Blackwells Braemar Proxy Statement. The Blackwells Parties, on behalf of themselves and their Affiliates and Associates (as such terms are defined in Rule 12b-2 promulgated by the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), hereby (i) irrevocably withdraw, with this Agreement constituting sufficient and conclusive evidence of such withdrawal, the Nomination Notice and the Blackwells Braemar Proxy Statement, as well as the director nominations and the proposals set forth therein, and any related materials or notices submitted to Braemar in connection therewith or related thereto with respect to the Braemar 2024 Annual Meeting (collectively, the “Blackwells Nominations and Proposals”), and (ii) agree to abstain from taking any further action to pursue the Blackwells Nominations and Proposals or other action related to the Braemar 2024 Annual Meeting (other than in accordance with this Agreement). Each Blackwells Party hereby (w) further agrees that it will, and that it will cause its Affiliates and its and their respective Representatives acting on their behalf to, (i) immediately cease any and all solicitation efforts in connection with the Braemar 2024 Annual Meeting, (ii) promptly following entry into this Agreement (and in any event within two (2) business days thereafter), deliver to Braemar any proxies that have been received prior to the date of this Agreement by or on behalf of Blackwells or any of its Affiliates with respect to the Braemar 2024 Annual Meeting and (iii) promptly (and in any event within two (2) business days (A) after the entry into this Agreement and (B) prior to the date of the Annual Meeting) deliver to Braemar any proxies that are received from and after the date of this Agreement by or on behalf of any Blackwells Party or any of its Affiliates with respect to the Braemar 2024 Annual Meeting, (x) acknowledges and agrees that no proxies that have been or may be received by or on behalf of any Blackwells Party or any of its Affiliates with respect to the Blackwells Nominations and Proposals will be voted in light of the irrevocable withdrawal by the Blackwells Parties of the Blackwells Nominations and Proposals pursuant to the foregoing subclause (i), (y) irrevocably withdraws and terminates all requests for stockholder list materials and other books and records of Braemar pursuant to statutory or regulatory provisions providing for stockholder access to books and records, including, without limitation, pursuant to Rule 14a-7 under the Exchange Act and (z) irrevocably withdraws and terminates all requests for action by or demands on the board of directors of Braemar. For the purposes of this Agreement, “Representatives” of a Party means such Party’s Affiliates and its and their respective officers, directors, employees, agents, advisors (including financial advisors, counsel, accountants, consultants, investment bankers and other professional advisors).

(b)            Withdrawal of Demands on the Board of Directors of AHT and Other Members of the Company Group. The Blackwells Parties, on behalf of themselves and their Affiliates and Associates, hereby irrevocably withdraw and terminate all requests for action by or demands on the board of directors of AHT and other members of the Company Group.

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(c)            Withdrawal of Document Preservation Notices Delivered to Third Parties Relating to members of the Company Group. The Blackwells Parties, on behalf of themselves and their Affiliates and Associates, will promptly after the execution hereof withdraw in writing any document preservation notices delivered to third parties in connection with previously contemplated potential litigation against any member of the Company Group, including without limitation the document preservation notice delivered by any of the Blackwells Parties or their Affiliates and Associates to JRK Torrey Pines Hotel Owner LLC or its Affiliates.

(d)            Websites and Social Media.

(i)             Each Blackwells Party shall, and shall cause its Affiliates and Representatives to, promptly (and in any event within twenty-four (24) hours after entry into this Agreement), disable (and not permit to be re-enabled during the Standstill Period (as defined below)) the website “https://nomoremonty.com/”, the website “https://montymustgo.com” and any other website(s) it directly or indirectly maintains, and delete or disable any other social media posts and accounts over which it has control (including, without limitation, (A) https://x.com/nomoremonty, (B) https://www.instagram.com/no_more_monty/ and (C) any other posts made to any other accounts on LinkedIn, Facebook, Instagram, TikTok, Snapchat, X (formerly known as Twitter) and YouTube), in each case with respect to its prior solicitation efforts and/or campaigns or otherwise with respect to (X) the Braemar 2024 Annual Meeting, (Y) AHT’s 2024 Annual Meeting of Stockholders or (Z) any member of the Company Group.

(ii)            Each member of the Company Group shall, and shall cause its Affiliates and Representatives to, promptly (and in any event within twenty-four (24) hours after entry into this Agreement) disable (and not permit to be re-enabled during the Standstill Period) the website https://www.ExpelBlackwells.com/ and any other website(s) it directly or indirectly maintains, and delete or disable any other social media posts and accounts over which it has control (including, without limitation, (A) https://x.com/ExpelBlackwells, (B) https://www.linkedin.com/company/expel-blackwells/, (C) https://www.instagram.com/expelblackwells/ and (D) any other posts made to any other accounts on LinkedIn, Facebook, Instagram, TikTok, Snapchat, X (formerly known as Twitter) and YouTube), in each case with respect to its prior solicitation efforts and/or campaigns or otherwise with respect to (X) the Braemar 2024 Annual Meeting of Stockholders, (Y) the AHT 2024 Annual Meeting of Stockholders or (Z) any Blackwells Party.

(e)            Voting Agreements.

(i)             Each Blackwells Party agrees that it will, subject to waiver in whole or in part by the relevant member of the Company Group in its sole discretion, (A) appear in person or by proxy at any annual meeting of stockholders of any member of the Company Group (including, without limitation, the Braemar 2024 Annual Meeting) or special meeting of stockholders of any member of the Company Group held during the Standstill Period and vote all securities of the relevant member of the Company Group then Beneficially Owned (as defined below) by such Blackwells Party (including, for the avoidance of doubt, any shares of common stock of Braemar acquired prior to, on or after the date hereof up to the 9.8% limit set forth in Section 3(j)) in accordance with the recommendation of the board of directors of such member of the Company Group on any proposals considered at such meeting, and (B) deliver consents or consent revocations in any action by written consent by stockholders of any member of the Company Group during the Standstill Period in accordance with the recommendation of the board of directors of such relevant member of the Company Group.

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(ii)            Upon the request of any member of the Company Group, as applicable, each Blackwells Party shall provide reasonable evidence that it has complied with the requirements of subclause (d)(i) above with respect to any annual or special meeting of any member of the Company Group held during the Standstill Period.

(iii)            During the Standstill Period and upon the request of any member of the Company Group, as applicable, each Blackwells Party agrees to solicit proxies or written consents, or assist in the solicitation of proxies or written consents, in accordance with the recommendation of the board of directors of such member of the Company Group with respect to any proposals to be considered or acted upon by written consent, or by vote at any annual or special meeting of stockholders, of such member of the Company Group; provided that each Blackwells Party, in connection with such solicitation or assistance in solicitation, is insured under the applicable insurance policies of such member of the Company Group to the same extent as such member of the Company Group is insured (it being understood that the Blackwells Parties shall reasonably cooperate with such member of the Company Group in order to have such Blackwells Parties named as “additional insureds” under such member of the Company Group’s applicable insurance policies).

(f)             Irrevocable Proxy.

(i)              In the event that, and subject to, the Blackwells Parties failing to comply with the terms of Section 1(e)(i), the Blackwells Parties hereby irrevocably appoint the relevant member of the Company Group, as applicable, as the sole and exclusive attorney-in-fact and proxy of the Blackwells Parties, with full power of substitution, to vote at any annual or special meeting of stockholders of such member of the Company Group held during the Standstill Period (including, without limitation, the Braemar 2024 Annual Meeting), all of the shares of capital stock of such member of the Company Group that now are or hereafter may be owned by the Blackwells Parties in accordance with the terms of Section 1(e)(i) (provided that the Company shall provide Blackwells Capital prompt written notice of any such failure of the Blackwells Parties to comply with the terms of Section 1(e)(i) and shall provide the Blackwells Parties with reasonable opportunity under the circumstances to cure any such failure);

(ii)             Upon each Blackwells Party’s execution of this Agreement, any and all prior proxies given by such Blackwells Party with respect to any capital stock of any member of the Company Group are hereby revoked and such Blackwells Party agrees not to grant any subsequent proxies with respect to the capital stock of any member of the Company Group with respect to any proposed action by written consent or any vote at any annual or special meeting of stockholders of any member of the Company Group held during the Standstill Period (including, without limitation, the Braemar 2024 Annual Meeting); and

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(iii)           The proxy granted by this Section 1(f) is coupled with an interest, is irrevocable and is granted for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

(g)            Board Matters. Promptly following the execution and delivery of this Agreement, the board of directors of Braemar and all applicable committees of the board of directors of Braemar shall take steps to identify and select one (1) additional individual (the “Additional Board Member”) to be appointed to serve as a member of the board who shall qualify as “independent” as defined by Section 303A.02 of the New York Stock Exchange’s Listed Company Manual and whose qualifications shall be reviewed and approved by the Nominating and Corporate Governance Committee of the board of directors of Braemar to serve as a member of the board of directors of Braemar. The board of directors of Braemar shall promptly notify Blackwells Capital of its selection of the Additional Board Member and shall consider any input Blackwells Capital may have with respect to the Additional Board Member. Upon selecting the Additional Board Member, the board of directors of Braemar and all applicable committees of the board of directors of Braemar shall promptly take all necessary actions to increase the size of the such board’s membership by one (1) and appoint the Additional Board Member as a member of the board of directors of Braemar with a term expiring at Braemar’s 2025 Annual Meeting of Stockholders or until such Additional Board Member’s earlier resignation or removal.

2.              Litigation.

(a)            Dismissal with Prejudice of Consolidated Litigation. Within one (1) business day of the execution of this Agreement, Braemar shall file with the United States District Court for the Northern District of Texas an executed Stipulation of Voluntary Dismissal (the “Stipulation”), with prejudice, with respect to the Consolidated Litigation, the form of which Stipulation is attached hereto as Exhibit A.

(b)            Legal Expense Reimbursement. Concurrently upon execution of this Agreement, Braemar shall reimburse Blackwells Capital or its designated Affiliate, in the amount previously agreed by the Parties and in accordance with wire instructions provided to Braemar prior to the date hereof by Blackwells Capital or its designated Affiliate, for the Blackwells Parties’ reasonable attorneys’ fees and expenses incurred on or prior to the date of this Agreement in connection with the Consolidated Litigation and related matters.

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(c)            Release and Covenant Not to Sue.

(i)             SUBJECT TO THE FILING OF THE STIPULATION AND THE PAYMENT OF THE LEGAL EXPENSE REIMBURSEMENT SET FORTH IN SECTION 2(b), EACH OF THE BLACKWELLS PARTIES DO FOR THEMSELVES AND EACH OF THEIR RESPECTIVE AFFILIATES, PARENTS, SUBSIDIARIES, DIVISIONS, PARTNERS, DIRECTORS, OFFICERS, TRUSTEES, STOCKHOLDERS, MEMBERS, HEIRS, SUCCESSORS AND ASSIGNS, IF ANY (COLLECTIVELY, THE “BLACKWELLS RELEASING PARTIES”), RELEASE WITH PREJUDICE AND ABSOLUTELY FOREVER DISCHARGE BRAEMAR AND EACH OF THE OTHER MEMBERS OF THE COMPANY GROUP, AND EACH OF THEIR RESPECTIVE AFFILIATES, AND EACH OF THEIR RESPECTIVE PRESENT AND FORMER OFFICERS, DIRECTORS, TRUSTEES, STOCKHOLDERS, PARTNERS, EMPLOYEES, ADVISORS, AGENTS, INSURERS, ATTORNEYS, LEGAL REPRESENTATIVES, CONSULTANTS, MEMBERS, ADMINISTRATORS AND REPRESENTATIVES, AND EACH OF THEIR RESPECTIVE AFFILIATES (INCLUDING FOR THE AVOIDANCE OF DOUBT THE DALLAS EXPRESS) (THE “COMPANY GROUP RELEASED PARTIES”) FROM AND AGAINST ALL COMPANY GROUP RELEASED MATTERS. “COMPANY GROUP RELEASED MATTERS” MEANS ANY AND ALL CLAIMS, COUNTERCLAIMS, DEMANDS, DAMAGES, DEBTS, LIABILITIES, OBLIGATIONS, COSTS, EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ AND ACCOUNTANTS’ FEES AND EXPENSES), ACTIONS AND CAUSES OF ACTION OF ANY NATURE WHATSOEVER, WHETHER NOW KNOWN OR UNKNOWN, ACCRUED OR UNACCRUED, SUSPECTED OR UNSUSPECTED, AT LAW OR EQUITY, WHETHER UNDER STATUTE, RULE, REGULATION, OR COMMON LAW, THAT ANY BLACKWELLS RELEASING PARTY NOW HAS, OR AT ANY TIME PREVIOUSLY HAD, OR SHALL OR MAY HAVE IN THE FUTURE, ARISING BY VIRTUE OF OR IN ANY MATTER RELATED TO ANY ACTION OR INACTION BY OR WITH RESPECT TO ANY OF THE COMPANY GROUP RELEASED PARTIES OR ANY OF THEIR RESPECTIVE AFFAIRS ON OR BEFORE THE EFFECTIVE DATE HEREOF, INCLUDING, WITHOUT LIMITATION, ANY ALLEGATIONS OR CLAIMS RELATING IN ANY WAY TO THE CONSOLIDATED LITIGATION; PROVIDED THAT COMPANY GROUP RELEASED MATTERS SHALL NOT INCLUDE ANY RIGHT OF THE BLACKWELLS PARTIES CONTAINED IN THIS AGREEMENT. IT IS THE INTENTION OF EACH PERSON IN EXECUTING THIS RELEASE THAT THE RELEASE CONTAINED IN THIS SECTION 2(c)(i) SHALL BE EFFECTIVE AS A FULL AND FINAL ACCORD AND SATISFACTION AND GENERAL RELEASE OF AND FROM ALL COMPANY GROUP RELEASED MATTERS AND THE FINAL RESOLUTION BY THE COMPANY GROUP RELEASED PARTIES OF ALL COMPANY GROUP RELEASED MATTERS. EACH BLACKWELLS RELEASING PARTY HEREBY REPRESENTS TO THE COMPANY GROUP RELEASED PARTIES THAT SUCH BLACKWELLS RELEASING PARTY HAS NOT VOLUNTARILY OR INVOLUNTARILY ASSIGNED OR TRANSFERRED OR PURPORTED TO ASSIGN OR TRANSFER TO ANY PERSON ANY COMPANY GROUP RELEASED MATTERS AND THAT NO PERSON OTHER THAN SUCH BLACKWELLS RELEASING PARTY HAS ANY INTEREST IN ANY COMPANY GROUP RELEASED MATTER BY LAW OR CONTRACT BY VIRTUE OF ANY ACTION OR INACTION BY THE BLACKWELLS RELEASING PARTIES. THE INVALIDITY OR UNENFORCEABILITY OF ANY PART OF THIS SECTION 2(c)(i) SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF THE REMAINDER OF THIS SECTION 2(c)(i) WHICH SHALL REMAIN IN FULL FORCE AND EFFECT. NOTHING IN THIS SECTION 2(c)(i) SHALL PREVENT ANY PARTY FROM ENFORCING THE TERMS OF THIS AGREEMENT.

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(ii)            SUBJECT TO THE FILING OF THE STIPULATION, EACH OF BRAEMAR AND THE OTHER MEMBERS OF THE COMPANY GROUP DO FOR THEMSELVES AND EACH OF THEIR RESPECTIVE AFFILIATES, PARENTS, SUBSIDIARIES, DIVISIONS, PARTNERS, DIRECTORS, OFFICERS, TRUSTEES, STOCKHOLDERS, MEMBERS, HEIRS, SUCCESSORS AND ASSIGNS, IF ANY (COLLECTIVELY, THE “COMPANY GROUP RELEASING PARTIES”), RELEASE WITH PREJUDICE AND ABSOLUTELY FOREVER DISCHARGE THE BLACKWELLS PARTIES AND EACH OF THEIR RESPECTIVE AFFILIATES, AND EACH OF THEIR RESPECTIVE PRESENT AND FORMER OFFICERS, DIRECTORS, TRUSTEES, STOCKHOLDERS, PARTNERS, EMPLOYEES, ADVISORS, AGENTS, INSURERS, ATTORNEYS, LEGAL REPRESENTATIVES, CONSULTANTS, MEMBERS, ADMINISTRATORS AND REPRESENTATIVES, AND EACH OF THEIR RESPECTIVE AFFILIATES (THE “BLACKWELLS RELEASED PARTIES”) FROM AND AGAINST ALL BLACKWELLS RELEASED MATTERS. “BLACKWELLS RELEASED MATTERS” MEANS ANY AND ALL CLAIMS, COUNTERCLAIMS, DEMANDS, DAMAGES, DEBTS, LIABILITIES, OBLIGATIONS, COSTS, EXPENSES (INCLUDING, WITHOUT LIMITATION, ATTORNEYS’ AND ACCOUNTANTS’ FEES AND EXPENSES), ACTIONS AND CAUSES OF ACTION OF ANY NATURE WHATSOEVER, WHETHER NOW KNOWN OR UNKNOWN, ACCRUED OR UNACCRUED, SUSPECTED OR UNSUSPECTED, AT LAW OR EQUITY, WHETHER UNDER STATUTE, RULE, REGULATION, OR COMMON LAW, THAT ANY COMPANY GROUP PARTY NOW HAS, OR AT ANY TIME PREVIOUSLY HAD, OR SHALL OR MAY HAVE IN THE FUTURE, ARISING BY VIRTUE OF OR IN ANY MATTER RELATED TO ANY ACTION OR INACTION BY OR WITH RESPECT TO ANY OF THE BLACKWELLS RELEASED PARTIES OR ANY OF THEIR RESPECTIVE AFFAIRS ON OR BEFORE THE EFFECTIVE DATE HEREOF, INCLUDING, WITHOUT LIMITATION, ANY ALLEGATIONS OR CLAIMS RELATING IN ANY WAY TO THE CONSOLIDATED LITIGATION; PROVIDED THAT BLACKWELLS RELEASED MATTERS SHALL NOT INCLUDE ANY RIGHT OF BRAEMAR OR ANY OTHER COMPANY GROUP RELEASING PARTY CONTAINED IN THIS AGREEMENT. IT IS THE INTENTION OF EACH PERSON IN EXECUTING THIS RELEASE THAT THE RELEASE CONTAINED IN THIS SECTION 2(c)(ii) SHALL BE EFFECTIVE AS A FULL AND FINAL ACCORD AND SATISFACTION AND GENERAL RELEASE OF AND FROM ALL BLACKWELLS RELEASED MATTERS AND THE FINAL RESOLUTION BY THE BLACKWELLS RELEASED PARTIES OF ALL BLACKWELLS RELEASED MATTERS. EACH COMPANY GROUP RELEASING PARTY HEREBY REPRESENTS TO THE BLACKWELLS RELEASED PARTIES THAT SUCH COMPANY GROUP RELEASING PARTY HAS NOT VOLUNTARILY OR INVOLUNTARILY ASSIGNED OR TRANSFERRED OR PURPORTED TO ASSIGN OR TRANSFER TO ANY PERSON ANY BLACKWELLS RELEASED MATTERS AND THAT NO PERSON OTHER THAN SUCH COMPANY GROUP RELEASING PARTY HAS ANY INTEREST IN ANY BLACKWELLS RELEASED MATTER BY LAW OR CONTRACT BY VIRTUE OF ANY ACTION OR INACTION BY THE COMPANY GROUP RELEASING PARTIES. THE INVALIDITY OR UNENFORCEABILITY OF ANY PART OF THIS SECTION 2(c)(ii) SHALL NOT AFFECT THE VALIDITY OR ENFORCEABILITY OF THE REMAINDER OF THIS SECTION 2(c)(ii) WHICH SHALL REMAIN IN FULL FORCE AND EFFECT. NOTHING IN THIS SECTION 2(c)(ii) SHALL PREVENT ANY PARTY FROM ENFORCING THE TERMS OF THIS AGREEMENT.

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3.              Standstill. From and after the execution of this Agreement until and through July 2, 2034 (such period, the “Standstill Period”), none of the Blackwells Parties shall, directly or indirectly, and each of the Blackwells Parties agrees not to, directly or indirectly, or otherwise cause any of Representatives acting on its behalf or any of its Affiliates and Associates to, directly or indirectly, in any manner, alone or in concert with others, with respect to any member of the Company Group:

(a)            engage in, or encourage, assist, support, advise or facilitate, directly or indirectly, any solicitation of proxies or consents or become a “participant” in a “solicitation” (as such terms are defined in Regulation 14A under the Exchange Act) of proxies or consents (including, without limitation, any solicitation of consents that seeks to call a special meeting of stockholders), in each case, with respect to any Securities of any member the Company Group (as used in this Agreement, the term “Securities of any member of the Company Group” shall mean any securities of any member of the Company Group, including but not limited to the common stock, preferred stock, or any securities convertible or exchangeable into or exercisable for any such securities or any derivatives thereof);

(b)            encourage, influence, advise, form, join or in any way participate in any “partnership, limited partnership, syndicate or other group” (within the meaning of Section 13(d)(3) of the Exchange Act) with respect to Securities of any member of the Company Group (provided, however, that, for the avoidance of doubt, the filing of a Schedule 13D or any amendments thereto upon the acquisition of Braemar common stock by any member of the Blackwells Parties (i) pursuant to that certain Share Ownership Agreement dated the date of this Agreement or (ii) prior to, on or after the date hereof up to the 9.8% limit set forth in Section 3(j) shall not per se constitute a violation of this Section 3(b));

(c)            deposit any shares of Securities of any member of the Company Group in any voting trust or subject any Securities of any member of the Company Group to any arrangement or agreement with respect to the voting of any Securities of any member of the Company Group, other than as set forth Section 1 of this Agreement;

(d)            seek, or encourage any Person (as defined below), to submit nominations in furtherance of a Contested Solicitation (as defined below) for the election or removal of directors with respect to any member of the Company Group or seek, encourage or take any other action with respect to such election or removal of any directors;

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(e)            (i) make any proposal for consideration by stockholders at any annual or special meeting of stockholders of any member of the Company Group or in connection with a consent solicitation, (ii) make any offer or proposal (with or without conditions) with respect to any tender or exchange offer, merger, acquisition, recapitalization, restructuring, disposition or other business combination involving any member of the Company Group or that would cause or result in a class of any Securities of any member of the Company Group to be delisted from, or to cease to be authorized to be quoted on, any securities exchange or to become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act, (iii) solicit a third party to make an offer or proposal (with or without conditions) with respect to, or in any way assist, facilitate, support or encourage, or pay or subsidize the expenses of, or otherwise finance any third party in making an offer or proposal with respect to, any tender or exchange offer, merger, acquisition, recapitalization, restructuring, disposition or other business combination involving any member of the Company Group or that would cause or result in a class of any Securities of any member of the Company Group to be delisted from, or to cease to be authorized to be quoted on, any securities exchange or to become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act, (iv) comment on any third party proposal regarding any tender or exchange offer, merger, acquisition, recapitalization, restructuring, disposition, or other business combination with respect to any member of the Company Group or other transaction that would cause or result in a class of any Securities of any member of the Company Group to be delisted from, or to cease to be authorized to be quoted on, any securities exchange or to become eligible for termination of registration pursuant to Section 12(g)(4) of the Exchange Act, (v) call or seek to call a special meeting of stockholders of any member of the Company Group, including by written consent, or (vi) take any action in support of or make any proposal or request that relates to amendments or modifications to the certificate of incorporation, bylaws or advisory agreement of any member of the Company Group;

(f)            sell, or agree to sell, directly or indirectly, through swap or hedging transactions or otherwise, any Securities of any member of the Company Group to any third party that (i) has filed a Schedule 13D, (ii) has run (or publicly announced an intention to run) a proxy contest with respect to another company in the three (3) years prior to the time of such sale or agreement to sell or (iii) will as a result of the transaction have Beneficial Ownership (as defined below) of more than five percent (5%) of any outstanding series or class of Securities of any member of the Company Group; provided that notwithstanding the foregoing, the Blackwells Parties may sell Securities of any member of the Company Group through sale transactions on the New York Stock Exchange (“NYSE”) or through a broker or dealer where the identity of the purchaser is not known;

(g)            (i) seek representation on the board of directors of any member of the Company Group, (ii) seek the removal of any member of the board of directors of any member of the Company Group, (iii) make a request for any stockholder list or other books and records of any member of the Company Group, whether pursuant to Rule 14d-5 or Rule 14a-7 of the Exchange Act, Section 2-512 or Section 2-513 of the Maryland General Corporation Law, Section 257 of Chapter 78 of Nevada Revised Statutes, Section 1315 of the New York Business Corporation Law or otherwise, or make any application to a court or other Person for inspection, investigation or examination of any member of the Company Group or their respective subsidiaries or Affiliates or (iv) make any demands, objections, proposals or recommendations to any member of the Company Group or any member of the board of directors or management of any member of the Company Group in its capacity as a stockholder, on behalf of any member of the Company Group in a stockholder derivative capacity, or otherwise;

(h)            institute, solicit or join, as a party, any litigation, arbitration or other proceeding (including any derivative action) against any member of the Company Group or any of their respective future, current or former directors or officers or employees in their capacity as a director or officer or employee of such member of the Company Group; provided that nothing shall prevent the Blackwells Parties from bringing litigation to enforce the provisions of this Agreement;

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(i)             exercise, or seek to advise, encourage, support or influence any Person with respect to the exercise of, any rights as a holder of preferred stock of any member of the Company Group to elect additional directors of any member of the Company Group, including, without limitation, recommending potential directors or seeking representation on the board of directors, or communicating with other holders of preferred stock in connection with such effort to elect additional directors;

(j)             acquire, offer, seek or propose to acquire, agree to acquire, or announce any intention to acquire, directly or indirectly, whether by purchase, tender or exchange offer or otherwise, through the acquisition of control of another Person or by joining a “partnership, limited partnership, syndicate or other group” (within the meaning of Section 13(d)(3) of the Exchange Act and the rules of the SEC promulgated thereunder), Beneficial Ownership of any outstanding series or class of any Securities of any member of the Company Group other than common stock of Braemar constituting in the aggregate no greater than 9.8% of the total then-issued and outstanding common stock of Braemar;

(k)            seek to advise, encourage, support or influence any Person with respect to the voting or disposition of any Securities of any member of the Company Group at any annual or special meeting of stockholders or in connection with any consent solicitation, including for the avoidance of doubt by issuing any public statement criticizing or otherwise commenting upon (i) any proposal to be considered at an annual or special meeting of stockholders of any member of the Company Group or (ii) the recommendation of the board of directors of such member of the Company Group with respect thereto;

(l)             otherwise, acting alone or in concert with others, seek to control or influence the management, strategies, governance, policies or any other aspect of any member of the Company Group;

(m)           authorize, solicit, pay or subsidize any third party to perform, act in concert with another Person to, commit to, or agree in writing or otherwise to do, advise, assist or encourage any Person in connection with, or enter into any discussions, negotiations, arrangements or understandings with any Person with respect to, any act prohibited in this Section 3;

(n)            take any action which would cause or require any member of the Company Group to make public disclosure regarding any of the foregoing or make any request or submit any proposal to amend the terms of this Agreement other than through non-public communications with the Company that would not be reasonably determined to trigger public disclosure obligations for any member of the Company Group;

(o)            disclose any intention, plan or arrangement inconsistent with the restrictions set forth in this Section 3; or

(p)            contest the validity of, or publicly request any waiver of, the obligations set forth in this Section 3.

As used in this Agreement: (i) the term “Beneficial Owner” shall have the same meaning as set forth in Rule 13d-3 promulgated by the Commission under the Exchange Act, except that a Person will also be deemed to beneficially own (A) all Securities of any member of the Company Group which such Person has the right to acquire pursuant to the exercise of any rights in connection with any securities or any agreement, regardless of when such rights may be exercised and whether they are conditional, and (B) all Securities of any member of the Company Group in which such Person has any economic interest, including, without limitation, pursuant to a cash settled call option or other derivative security, contract or instrument in any way related to the price of any Securities of any member of the Company Group (and the terms “Beneficial Ownership” and “Beneficially Own” shall have a correlative meaning); (ii) the term “Contested Solicitation” shall mean any solicitation for the election of directors subject to Rule 14a-12(c) promulgated by the Commission under the Exchange Act; and (iii) the terms “Person” or “Persons” shall mean any individual, corporation (including not-for-profit), general or limited partnership, limited liability company, joint venture, estate, trust, association, labor union or chapter or other division thereof, organization or other entity of any kind or nature.

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4.            Representations and Warranties of Members of the Company Group. Each member of the Company Group represents and warrants to the Blackwells Parties that (a) such member of the Company Group has the corporate power and authority to execute this Agreement and to bind it thereto, (b) this Agreement has been duly and validly authorized, executed and delivered by such member of the Company Group, and assuming due execution by each counterparty hereto, constitutes a valid and binding obligation and agreement of such member of the Company Group, and is enforceable against such member of the Company Group in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles and (c) the execution, delivery and performance of this Agreement by such member of the Company Group does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to such member of the Company Group, or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both would constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document or agreement, contract, commitment, understanding or arrangement to which such member of the Company Group is a party or by which it is bound.

5.            Representations and Warranties of the Blackwells Parties. Each of the Blackwells Parties represents and warrants to the members of the Company Group that: (a) the authorized signatory of such party set forth under such Blackwells Party’s name on the signature pages hereto has the power and authority to execute this Agreement and any other documents or agreements to be entered into in connection with this Agreement and to bind such Blackwells Party thereto, (b) this Agreement has been duly authorized, executed and delivered by such Blackwells Party, and assuming due execution by each counterparty hereto, is a valid and binding obligation of such Blackwells Party, enforceable against such Blackwells Party in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles, (c) the execution of this Agreement, the consummation of any of the transactions contemplated hereby, and the fulfillment of the terms hereof, in each case in accordance with the terms hereof, will not conflict with, or result in a breach or violation of the organizational documents of such Blackwells Party as currently in effect, (d) the execution, delivery and performance of this Agreement by such Blackwells Party does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to such Blackwells Party, or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both would constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which such Blackwells Party is a party or by which it is bound, (e) as of the date of this Agreement, the Blackwells Parties (i) are deemed to Beneficially Own 1,208,776 shares of common stock (including 250,000 shares of common stock underlying options exercisable by the Blackwells Parties on October 18, 2024), (ii) do not currently Beneficially Own any shares of Series E redeemable preferred stock, and (iii) do not currently Beneficially Own any shares of Series M redeemable preferred stock of Braemar, (f) as of the date of this Agreement, the Blackwells Parties are deemed to Beneficially Own 1,000 shares of common stock of AHT and (g) as of the date hereof, and except as set forth in clauses (e) and (f) above, such Blackwells Parties do not currently Beneficially Own or have, and do not currently have any right to acquire, any interest in any securities or assets of any member of the Company Group (or any rights, options or other securities convertible into or exercisable or exchangeable (whether or not convertible, exercisable or exchangeable immediately or only after the passage of time or the occurrence of a specified event) for such securities or assets or any obligations measured by the price or value of any securities of a member of the Company Group, including, without limitation, any swaps or other derivative arrangements designed to produce economic benefits and risks that correspond to the ownership of shares of common stock or any other securities of any member of the Company Group, whether or not any of the foregoing in this subclause (g) would give rise to Beneficial Ownership, and whether or not to be settled by delivery of shares of common stock or any other class or series of the securities of any member of the Company Group, payment of cash or by other consideration, and without regard to any short position under any such contract or arrangement).

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6.            Mutual Non-Disparagement. Subject to applicable law, each of the Parties covenants and agrees that, during the Standstill Period, or, if earlier, until such time as another Party or any of its agents, subsidiaries, Affiliates, successors, assigns, partners, members, officers, key employees or directors shall have breached this Section 6, neither it nor any of its respective agents, subsidiaries, Affiliates, successors, assigns, members, officers, key employees or directors shall in any way publicly criticize, disparage, call into disrepute or otherwise defame or slander any other Party or such other Party’s subsidiaries, Affiliates, successors, assigns, officers (including any current officer of a Party or a Party’s subsidiaries who no longer serves in such capacity at any time following the execution of this Agreement), directors (including any current officer or director of a Party or a Party’s subsidiaries who no longer serves in such capacity at any time following the execution of this Agreement and, for the avoidance of doubt, the Additional Board Member), employees, stockholders, agents, attorneys or representatives or the members of the Company Group, or any of their businesses, products or services, in any manner that would reasonably be expected to damage the business or reputation of such other Party, their businesses, products or services or their subsidiaries, Affiliates, successors, assigns, officers (or former officers), directors (or former directors), employees (or former employees), stockholders, agents, attorneys or representatives or members of the Company Group.

7.            Public Announcements. Promptly following the execution of this Agreement, Braemar shall issue a mutually agreeable press release (the “Press Release”) announcing this Agreement, substantially in the form attached hereto as Exhibit B.

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8.              SEC Filings.

(a)            No later than two (2) business days following the execution of this Agreement, Braemar shall file a Current Report on Form 8-K with the SEC reporting entry into this Agreement and appending or incorporating by reference this Agreement as an exhibit thereto (the “Form 8-K”). Braemar shall provide the Blackwells Parties with a reasonable opportunity to review and comment on the Form 8-K prior to its filing with the SEC and consider in good faith any comments of the Blackwells Parties.

(b)            The Blackwells Parties shall not, during the Standstill Period, (i) issue a press release in connection with this Agreement or any of the actions contemplated hereby or (ii) otherwise make any public statement, disclosure or announcement with respect to this Agreement or any of the actions contemplated hereby, in each case, that is inconsistent with the statements and disclosures set forth in the Form 8-K or in the Press Release, except as required by law or the rules or regulations of any governmental or regulatory authority (including, for the avoidance of doubt, any filing(s) made by the Blackwells Parties, or members thereof, on Schedule 13D (including any amendments made thereto, the “Blackwells Schedule 13D”)) or applicable stock exchange listing rules or with the prior written consent of Braemar; provided, however, that in the event the Blackwells Parties file the Blackwells Schedule 13D, the Blackwells Parties shall provide Braemar with a reasonable opportunity to review and comment on the initial Blackwells Schedule 13D prior to its filing with the SEC and consider in good faith any comments of Braemar.

9.              Specific Performance. Each of the Blackwells Parties and the members of the Company Group acknowledge and agree that irreparable injury to the other Parties hereto would occur in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached and that such injury would not be adequately compensable by the remedies available at law (including the payment of money damages). It is accordingly agreed that the Blackwells Parties, on the one hand, and the members of the Company Group, on the other hand (the “Moving Party”), shall each be entitled to specific enforcement of, and injunctive relief to prevent any violation of, the terms hereof, and each Party further agrees to waive any requirement for the security or posting of any bond in connection with such remedy and the other Party will not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity. This Section 9 is not the exclusive remedy for any violation of this Agreement.

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10.            Notice. All notices, consents, determinations, waivers or other communications required or permitted to be given or made under the terms of this Agreement must be in writing and will be deemed to have been duly delivered or made: (a) upon receipt, when delivered personally; (b) upon receipt, when sent by electronic mail or facsimile (provided that confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (c) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be (or such other address or facsimile for a party hereto as shall be specified in a notice given in accordance with this Section 10):

If to a member of the Company Group, to:

Braemar Hotels & Resorts Inc. 14185 Dallas Parkway Suite 1200 Dallas, Texas 75254
Attention:	Alex Rose
Facsimile No.:	(972) 392-1929
Email:	arose@ashfordinc.com

With a copy (which shall not constitute notice) to:

Cadwalader, Wickersham & Taft LLP 200 Liberty Street New York, NY 10281
Attention:	Richard M. Brand Gregory P. Patti, Jr.
Facsimile No.:	(212) 504-6666
Email:	richard.brand@cwt.com
greg.patti@cwt.com

If to any of the Blackwells Parties, to:

c/o Blackwells Capital LLC 400 Park Avenue, 4th Floor New York, NY 10022
Attention:	Jason Aintabi
Facsimile No.:	212-792-6097
Email:	jaintabi@blackwellscap.com

With a copy (which shall not constitute notice) to:

Vinson & Elkins L.L.P. 1114 Avenue of the Americas, 32nd Floor New York, NY 10036
Attention:	Lawrence S. Elbaum
Facsimile No.:	(917) 849-5379
Email:	lelbaum@velaw.com
Attention:	C. Patrick Gadson
Facsimile No.:	(917) 849-5386
Email:	pgadson@velaw.com

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11.            Governing Law. This Agreement shall be governed in all respects, including validity, interpretation, and effect, by, and construed in accordance with, the laws of the State of Texas without giving effect to the choice of law or conflict of law principles thereof that would result in the application of the laws of another jurisdiction.

12.            Jurisdiction. Each of the Parties irrevocably agrees that any suit, claim, action or proceeding relating to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment relating to this Agreement and the rights and obligations arising hereunder brought by the other Parties hereto or their respective successors or permitted assigns, shall be brought and determined exclusively in the federal courts of the United States located in the Northern District of Texas or, if such court does not have jurisdiction, the Courts of the State of Texas, or any other court of competent jurisdiction located in the State of Texas. Each of the Parties hereby irrevocably submits with regard to any such suit, claim, action or proceeding for themselves and in respect of their property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that they will not bring any suit, claim, action or proceeding relating to this Agreement in any court other than the aforesaid courts. Consistent with the preceding sentence, each of the Parties hereby (a) submits to the exclusive jurisdiction of any federal or state court sitting in the State of Texas for the purpose of any suit, claim, action or proceeding, directly or indirectly, relating to this Agreement brought by any Party hereto, (b) agrees that service of process will be validly effected by sending notice in accordance with Section 10, (c) irrevocably waives and releases, and agrees not to assert by way of motion, defense, or otherwise, in or with respect to any such suit, claim, action or proceeding, whether actual or potential, known or unknown, suspected or unsuspected, based upon past or future events, now existing or coming into existence in the future, that (i) such suit, claim, action or proceeding is not subject to the subject matter jurisdiction of at least one of the aforesaid courts, (ii) its property is exempt or immune from attachment or execution in the State of Texas, (iii) such suit, claim, action or proceeding in such aforesaid courts is brought in an inconvenient forum, (iv) the venue of such suit, claim, action or proceeding is improper, or (v) this Agreement or the transactions contemplated by this Agreement may not be enforced in or by any of the aforesaid courts; and (d) agrees not to move to transfer any such suit, claim, action or proceeding to a court other than any of the aforesaid courts.

13.            Waiver of Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 13.

14.            Entire Agreement. This Agreement (including its Exhibits) constitutes the full and entire understanding and agreement among the parties hereto with regard to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings and representations, whether oral or written, of the parties hereto with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings, oral or written, between the parties other than those expressly set forth herein.

15

15.            Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.            Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

17.            Remedies. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law or equity.

18.            Construction. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise indicated. Whenever the words “include,” “includes” and “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” All references to a “day” or “days” (other than references to “business days”) are to calendar days. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to a person are also to its successors and permitted assigns. The word “will” shall be construed to have the same meaning as the word “shall.” The words “dates hereof” will refer to the date of this Agreement. The word “or” is not exclusive. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement, instrument, law, rule or statute defined or referred to herein means, unless otherwise indicated, such agreement, instrument, law, rule or statute as from time to time amended, modified, supplemented or replaced. All references in this Agreement to “$,” USD or Dollars shall refer to United States dollars, unless otherwise specified.

19.            Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable. The Parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the purposes of such invalid or unenforceable provision.

20.            Amendment. This Agreement may be modified, amended or otherwise changed only in a writing signed by each of the Parties hereto.

21.            Expenses. Except as otherwise expressly provided herein, each of the Parties hereto shall be responsible for its own fees, costs and expenses incurred in connection with the negotiation, execution and effectuation of this Agreement and the obligations contemplated hereby, including any attorneys’ fees, costs and expenses incurred in connection with the negotiation and execution of this Agreement and all other activities related to the foregoing.

22.            Successors and Assigns. The terms and conditions of this Agreement shall be binding upon and be enforceable by the Parties hereto and the respective successors, heirs, executors, legal representatives and permitted assigns of the Parties, and inure to the benefit of any successor, heir, executor, legal representative or permitted assign of any of the Parties.

16

23.            No Third-Party Beneficiaries. The representations, warranties and agreements of the Parties contained herein are intended solely for the benefit of the Party hereto to whom such representations, warranties or agreements are made, and shall confer no rights, benefits, remedies, obligations, or liabilities hereunder, whether legal or equitable, in any other Person, and no such other Person shall be entitled to rely thereon.

24.            Counterparts. This Agreement and any amendments hereto may be executed and delivered (including by facsimile or other means of electronic transmission, such as by electronic mail in “.pdf” form) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

[Remainder of page intentionally blank]

17

IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed as of the date first written above by its duly authorized representative(s).

Braemar Hotels & Resorts Inc.

By:	/s/ Richard J. Stockton
	Name:	Richard J. Stockton
	Title:	Chief Executive Officer and President

Ashford Hospitality Trust, Inc.

By:	/s/ Alex Rose
	Name:	Alex Rose
	Title:	Executive Vice President, General Counsel and Secretary

Ashford Inc.

By:	/s/ Alex Rose
	Name:	Alex Rose
	Title:	Executive Vice President, General Counsel and Secretary

[Signature page to Cooperation Agreement]

Blackwells Capital LLC

By:	/s/ Jason Aintabi
	Name:	Jason Aintabi
	Title:	Chief Investment Officer

Blackwells Onshore I LLC

By:	/s/ Jason Aintabi
	Name:	Jason Aintabi
	Title:	President and Secretary

Blackwells Holding Co. LLC

By:	/s/ Jason Aintabi
	Name:	Jason Aintabi
	Title:	Chief Executive Officer, President and Secretary

Vandewater Capital Holdings, LLC

By:	/s/ Jason Aintabi
	Name:	Jason Aintabi
	Title:	President and Secretary

Blackwells Asset Management LLC

By:	/s/ Jason Aintabi
	Name:	Jason Aintabi
	Title:	Chief Executive Officer, President and Secretary

BW Coinvest Management I LLC

By:	/s/ Jason Aintabi
	Name:	Jason Aintabi
	Title:	President and Secretary

Jason Aintabi

/s/ Jason Aintabi

EXHIBIT A

UNITED STATES DISTRICT COURT
FOR THE NORTHERN DISTRICT OF TEXAS
DALLAS DIVISION

BRAEMAR HOTELS & RESORTS INC., Plaintiff, v. BLACKWELLS CAPITAL LLC, ET AL., Defendants.	Civil Action No. 3:24-cv-707-L Consolidated with: Civil Action No. 3:24-cv-894-L

JOINT STIPULATION OF VOLUNTARY DISMISSAL

Pursuant to Fed. R. Civ. P. 41(a)(1)(A)(ii), all parties to this consolidated action, Braemar Hotels & Resorts Inc., Blackwells Capital LLC, Blackwells Onshore I, LLC, Blackwells Holding Co. LLC, Vandewater Capital Holdings, LLC, Blackwells Asset Management LLC, BW Coinvest Management I LLC, Jason Aintabi, Michael Cricenti, Jennifer M. Hill, Betsy L. McCoy, Steven J. Pully, and Montgomery J. Bennett, Stefani Danielle Carter, Richard J. Stockton, Kenneth H. Fearn, Jr., Abteen Vaziri, Mary Candace Evans, Matthew D. Rinaldi, and Rebeca Odino-Johnson (together “the parties”), file this Joint Stipulation of Voluntary Dismissal and hereby stipulate and agree that all claims, counterclaims, and third party claims asserted by all parties shall be dismissed with prejudice. The parties have separately agreed to the allocation of costs and attorney fees.

Dated: _________, 2024	Respectfully submitted,

M. Scott Barnard
AKIN GUMP STRAUSS HAUER & FELD LLP	Texas Bar No. 24001690
Tabitha Kempf
Texas Bar No. 24139777

A-1

2300 N. Field Street	VINSON & ELKINS LLP
Ste. 1800
Dallas, TX 75201
Telephone: 214-969-4299	Robert Ritchie
Facsimile: 214-969-4343	Texas Bar No. 24079213
Email: sbarnard@akingump.com	K. Virginia Burke DeBeer
Email: tkempf@akingump.com	Texas Bar No. 24097437
2001 Ross Avenue
CADWALADER WICKERSHAM & TAFT LLP, Of Counsel	Dallas, TX 75201
Telephone: (214) 220-7823
Adam K. Magid (Admitted Pro Hac Vice)	Facsimile: (214) 999-7823
New York Bar No. 4652202	Email: rritchie@velaw.com
Samuel G. Mann (Admitted Pro Hac Vice)	Email: vdebeer@velaw.com
New York Bar No. 5233036
Sanders Keyes Gilmer (Admitted Pro Hac Vice)
D.C. Bar No. 90019265
200 Liberty Street
New York, NY 10281
Telephone: (212) 504-6000
Facsimile: (212) 406-6666
Email: adam.magid@cwt.com
Email: samuel.mann@cwt.com
Email: keyes.gilmer@cwt.com

Attorneys for Defendant/Counter Plaintiff/Third Party Plaintiff Blackwells Capital LLC and Defendants Blackwells Onshore I, LLC, Blackwells Holding Co. LLC, Vandewater Capital Holdings, LLC, Blackwells Asset Management LLC, BW Coinvest Management I LLC, Jason Aintabi, Michael Cricenti, Jennifer M. Hill, Betsy L. McCoy, and Steven J. Pully

Attorneys for Plaintiff/Counter Defendant Braemar Hotels & Resorts Inc. and Third Party Defendants Montgomery J. Bennett, Stefani Danielle Carter, Richard J. Stockton, Kenneth H. Fearn, Jr., Abteen Vaziri, Mary Candace Evans, Matthew D. Rinaldi, and Rebeca Odino-Johnson

A-2

EXHIBIT B

B-1

Exhibit 10.2

Execution Version

SHARE OWNERSHIP AGREEMENT

This SHARE OWNERSHIP AGREEMENT (this “Agreement”), dated as of July 2, 2024, is made and entered into by and among Braemar Hotels & Resorts Inc., a Maryland corporation (“Braemar”), Ashford Hospitality Trust, Inc., a Maryland corporation (“AHT”), Ashford Inc., a Nevada corporation and the advisor to Braemar and AHT (“AINC”, and together with Braemar, AHT and each of AINC’s, Braemar’s and AHT’s respective Affiliates (as defined below) (including, for the avoidance of doubt, Stirling Hotels and Resorts, Inc.) and any entity advised currently or in the future by AINC, collectively, the “Company Group”), Blackwells Capital LLC, a Delaware limited liability company (“Blackwells Capital”), Blackwells Onshore I LLC, a Delaware limited liability company (“Blackwells Onshore”), Blackwells Holding Co. LLC, a Delaware limited liability company (“Blackwells Holding”), Vandewater Capital Holdings, LLC, a Delaware limited liability company (“Vandewater”), Blackwells Asset Management LLC, a Delaware limited liability company (“Blackwells Asset Management”), BW Coinvest Management I LLC, a Delaware limited liability company (“BW Coinvest”), and Jason Aintabi (collectively, with Blackwells Capital, Blackwells Onshore, Blackwells Holding, Vandewater, Blackwells Asset Management, BW Coinvest, the “Blackwells Parties” and, each of the members of the Company Group and the Blackwells Parties a “Party” to this Agreement and collectively, the “Parties”).

WHEREAS, certain of the Blackwells Parties (i) submitted a notice to Braemar on March 10, 2024 purporting to nominate four director candidates to be elected to the board of directors of Braemar and make certain other proposals (the “Nomination Notice”) at Braemar’s 2024 Annual Meeting of Stockholders and (ii) filed with the Securities and Exchange Commission (“Commission” or “SEC”) on April 3, 2024 a definitive proxy statement on Schedule 14A (the “Blackwells Braemar Proxy Statement”) to solicit proxies from stockholders of Braemar to vote in favor of the Blackwells Parties’ director nominees and such proposals;

WHEREAS, Braemar and Blackwells Capital and certain of their respective related parties are parties in a consolidated action pending in the U.S. District Court for the Northern District of Texas captioned Braemar Hotels & Resorts Inc. v. Blackwells Capital LLC, Blackwells Onshore I, LLC, Blackwells Holding Co. LLC, Vandewater Capital Holdings, LLC, Blackwells Asset Management LLC, BW Coinvest Management I LLC, Jason Aintabi, Michael Cricenti, Jennifer M. Hill, Betsy L. McCoy, and Steven J. Pully v. Braemar Hotels & Resorts Inc.; Montgomery J. Bennett; Stefani Danielle Carter; Richard J. Stockton; Kenneth H. Fearn, Jr.; Abteen Vaziri; Mary Candace Evans; Matthew D. Rinaldi; Rebeca Odino-Johnson, and Stefani Carter, Civil Action No. 3:24-CV-707-L (Consolidated with 3:24-CV-894-L) (N.D. Tex.) (the “Consolidated Litigation”); and

WHEREAS, pursuant to that certain Cooperation Agreement dated as of the date of this Agreement and entered into by and among the Parties (the “Cooperation Agreement”), (i) the Blackwell Parties have agreed to withdraw the Nomination Notice and the Blackwells Braemar Proxy Statement and (ii) the Parties have agreed to settle the Consolidated Litigation and enter into the agreements set forth in the Cooperation Agreement.

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants and agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.	Loan and Purchase; Related Agreements.

(a)            On the date of this Agreement (the “Purchase Period Start Date”) Blackwells Capital or its Affiliate (as such term is defined in Rule 12b-2 promulgated by the Commission under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) shall execute the form of Loan Agreement (the “Loan Agreement”) set forth as Exhibit A, pursuant to which Braemar shall loan funds to Blackwells Capital or its Affiliate pursuant to the terms set forth in the Loan Agreement. The proceeds of the loans evidenced by the Loan Agreement shall be used exclusively by Blackwells Capital for the purpose set forth in Section 1(b).

(b)            During the six-month period commencing upon the Purchase Period Start Date (the “Purchase Period”) and subject to Section 1(c), Blackwells Capital or its Affiliate shall purchase a total of 3,500,000 shares of Braemar common stock during the Purchase Period (collectively, the “Purchased Shares”); provided that (i) Blackwells Capital or its Affiliate shall have no obligation to make such purchases if Braemar has not extended funds to Blackwells Capital or its Affiliates as required pursuant to the terms of the Loan Agreement, (ii) Blackwells Capital and its Affiliates shall not purchase shares of Braemar common stock at a purchase price in excess of $10.00 per share, (iii) with respect to any trading day during the Purchase Period, Blackwells Capital and its Affiliates shall not purchase a number of shares of Braemar stock in excess of 25% of the average daily trading volume reported for the Braemar common stock during the four calendar weeks preceding the week in which such purchase is to be effected (“ADTV Limit”) (provided that once each week, in lieu of purchasing under the ADTV Limit for any trading day and otherwise within the limitations set for in subsection (b)(4) of Rule 10b-18 promulgated by the Commission under the Exchange Act (“Rule 10b-18”), Blackwells Capital or its Affiliate shall be entitled to effectuate one Block (as such term is defined in clause (a)(5) of Rule 10b-18) purchase) and (iv) the obligation to purchase the Purchased Shares shall terminate upon the consummation of a Company Sale. For the avoidance of doubt, Blackwells Capital or its Affiliate shall not be obligated to purchase during the Purchase Period an aggregate number of shares of Braemar common stock in excess of the sum of (A) 25% of the aggregate number of shares of Braemar common stock traded during the Purchase Period and (B) any shares of Braemar common stock purchased pursuant to Block purchases permitted pursuant to the proviso to Section 1(b)(iii). Blackwells Capital or its Affiliate shall provide to Braemar, on a monthly basis during the Purchase Period, reasonable evidence of its compliance with this Section 1(b). For purposes of this Agreement, “Company Sale” means any merger, reorganization, business combination or consolidation of Braemar with or into another company, other than a merger, reorganization, business combination or consolidation which would result in the holders of the voting securities of Braemar outstanding immediately prior thereto holding securities which represent immediately after such merger, reorganization, business combination or consolidation more than 50% of the combined voting power of the voting securities of the surviving company of such merger, reorganization, business combination or consolidation.

(c)            The Loan Agreement shall be unsecured and non-recourse to Blackwells Capital and its Affiliate; however, each Guarantor (as such term is defined in the Loan Agreement) shall absolutely, irrevocably and unconditionally guarantee payment of the Obligations (as such term is defined in the Loan Agreement) in full when due, as further set forth in the Loan Agreement and subject to the limitations set forth therein.

(d)            Concurrently upon execution of this Agreement, Braemar shall reimburse Blackwells Capital or its designated Affiliate, in the amount previously agreed by the Parties and in accordance with wire instructions provided to Braemar prior to the date hereof by Blackwells Capital or its designated Affiliate, for the Blackwells Parties’ reasonable due diligence expenses incurred on or prior to the date of this Agreement.

2.             Representations and Warranties of Members of the Company Group. Each member of the Company Group represents and warrants to the Blackwells Parties that (a) such member of the Company Group has the corporate power and authority to execute this Agreement and any other documents or agreements to be entered into in connection with this Agreement and to bind it thereto, (b) this Agreement has been duly and validly authorized, executed and delivered by such member of the Company Group, and assuming due execution by each counterparty hereto, constitutes a valid and binding obligation and agreement of such member of the Company Group, and is enforceable against such member of the Company Group in accordance with its terms, except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles and (c) the execution, delivery and performance of this Agreement by such member of the Company Group does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to such member of the Company Group, or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both would constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document or agreement, contract, commitment, understanding or arrangement to which such member of the Company Group is a party or by which it is bound.

3.             Representations and Warranties of the Blackwells Parties. Each of the Blackwells Parties represents and warrants to the members of the Company Group that: (a) the authorized signatory of such party set forth under such Blackwells Party’s name on the signature pages hereto has the power and authority to execute this Agreement and any other documents or agreements to be entered into in connection with this Agreement and to bind such Blackwells Party thereto, (b) this Agreement has been duly authorized, executed and delivered by such Blackwells Party, and assuming due execution by each counterparty hereto, is a valid and binding obligation of such Blackwells Party, enforceable against such Blackwells Party in accordance with its terms except as enforcement thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws generally affecting the rights of creditors and subject to general equity principles, (c) the execution of this Agreement, the consummation of any of the transactions contemplated hereby, and the fulfillment of the terms hereof, in each case in accordance with the terms hereof, will not conflict with, or result in a breach or violation of the organizational documents of such Blackwells Party as currently in effect, (d) the execution, delivery and performance of this Agreement by such Blackwells Party does not and will not (i) violate or conflict with any law, rule, regulation, order, judgment or decree applicable to such Blackwells Party, or (ii) result in any breach or violation of or constitute a default (or an event which with notice or lapse of time or both would constitute such a breach, violation or default) under or pursuant to, or result in the loss of a material benefit under, or give any right of termination, amendment, acceleration or cancellation of, any organizational document, agreement, contract, commitment, understanding or arrangement to which such Blackwells Party is a party or by which it is bound, (e) as of the date of this Agreement, the Blackwells Parties (i) are deemed to Beneficially Own 1,208,776 shares of common stock (including 250,000 shares of common stock underlying options exercisable by the Blackwells Parties on October 18, 2024), (ii) do not currently Beneficially Own any shares of Series E redeemable preferred stock, and (iii) do not currently Beneficially Own any shares of Series M redeemable preferred stock of Braemar, (f) as of the date of this Agreement, the Blackwells Parties are deemed to Beneficially Own 1,000 shares of common stock of AHT and (g) as of the date hereof, and except as set forth in clauses (e) and (f) above, such Blackwells Parties do not currently Beneficially Own or have, and do not currently have any right to acquire, any interest in any securities or assets of any member of the Company Group (or any rights, options or other securities convertible into or exercisable or exchangeable (whether or not convertible, exercisable or exchangeable immediately or only after the passage of time or the occurrence of a specified event) for such securities or assets or any obligations measured by the price or value of any securities of a member of the Company Group, including, without limitation, any swaps or other derivative arrangements designed to produce economic benefits and risks that correspond to the ownership of shares of common stock or any other securities of any member of the Company Group, whether or not any of the foregoing in this subclause (g) would give rise to Beneficial Ownership, and whether or not to be settled by delivery of shares of common stock or any other class or series of the securities of any member of the Company Group, payment of cash or by other consideration, and without regard to any short position under any such contract or arrangement). As used in this Section 3: (i) the term “Beneficial Owner” shall have the same meaning as set forth in Rule 13d-3 promulgated by the Commission under the Exchange Act, except that a Person will also be deemed to beneficially own (A) all Securities of any member of the Company Group which such Person has the right to acquire pursuant to the exercise of any rights in connection with any securities or any agreement, regardless of when such rights may be exercised and whether they are conditional, and (B) all Securities of any member of the Company Group in which such Person has any economic interest, including, without limitation, pursuant to a cash settled call option or other derivative security, contract or instrument in any way related to the price of any Securities of any member of the Company Group (and the terms “Beneficial Ownership” and “Beneficially Own” shall have a correlative meaning); and (ii) the term “Securities of any member of the Company Group” shall mean any securities of any member of the Company Group, including but not limited to the common stock, preferred stock, or any securities convertible or exchangeable into or exercisable for any such securities or any derivatives thereof.

4.             Specific Performance. Each of the Blackwells Parties and the members of the Company Group acknowledge and agree that irreparable injury to the other Parties hereto would occur in the event any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached and that such injury would not be adequately compensable by the remedies available at law (including the payment of money damages). It is accordingly agreed that the Blackwells Parties, on the one hand, and the members of the Company Group, on the other hand (the “Moving Party”), shall each be entitled to specific enforcement of, and injunctive relief to prevent any violation of, the terms hereof, and each Party further agrees to waive any requirement for the security or posting of any bond in connection with such remedy and the other Party will not take action, directly or indirectly, in opposition to the Moving Party seeking such relief on the grounds that any other remedy or relief is available at law or in equity. This Section 4 is not the exclusive remedy for any violation of this Agreement.

5.             Notice. All notices, consents, determinations, waivers or other communications required or permitted to be given or made under the terms of this Agreement must be in writing and will be deemed to have been duly delivered or made: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by electronic mail or facsimile (provided that confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be (or such other address or facsimile for a party hereto as shall be specified in a notice given in accordance with this Section 5):

If to a member of the Company Group, to:

Braemar Hotels & Resorts Inc.
14185 Dallas Parkway Suite 1200
Dallas, Texas 75254

Attention:	Alex Rose
Facsimile No.:	(972) 392-1929
Email:	arose@ashfordinc.com

With a copy (which shall not constitute notice) to:

Cadwalader, Wickersham & Taft LLP
200 Liberty Street
New York, NY 10281

Attention:	Richard M. Brand

Gregory P. Patti, Jr.

Facsimile No.:	(212) 504-6666
Email:	richard.brand@cwt.com

greg.patti@cwt.com

If to any of the Blackwells Parties, to:

c/o Blackwells Capital LLC
400 Park Avenue, 4th Floor
New York, NY 10022

Attention:	Jason Aintabi
Facsimile No.:	(212) 790-6097
Email:	jaintabi@blackwellscap.com

With a copy (which shall not constitute notice) to:

Vinson & Elkins L.L.P.
1114 Avenue of the Americas, 32nd Floor
New York, NY 10036

Attention:	Lawrence S. Elbaum
Facsimile No.:	(917) 849-5379
Email:	lelbaum@velaw.com
Attention:	C. Patrick Gadson
Facsimile No.:	(917) 849-5386
Email:	pgadson@velaw.com

6.             Governing Law. This Agreement shall be governed in all respects, including validity, interpretation, and effect, by, and construed in accordance with, the laws of the State of Texas without giving effect to the choice of law or conflict of law principles thereof that would result in the application of the laws of another jurisdiction.

7.             Jurisdiction. Each of the Parties irrevocably agrees that any suit, claim, action or proceeding relating to this Agreement and the rights and obligations arising hereunder, or for recognition and enforcement of any judgment relating to this Agreement and the rights and obligations arising hereunder brought by the other Parties hereto or their respective successors or permitted assigns, shall be brought and determined exclusively in the federal courts of the United States located in the Northern District of Texas or, if such court does not have jurisdiction, the Courts of the State of Texas, or any other court of competent jurisdiction located in the State of Texas. Each of the Parties hereby irrevocably submits with regard to any such suit, claim, action or proceeding for themselves and in respect of their property, generally and unconditionally, to the personal jurisdiction of the aforesaid courts and agrees that they will not bring any suit, claim, action or proceeding relating to this Agreement in any court other than the aforesaid courts. Consistent with the preceding sentence, each of the Parties hereby (a) submits to the exclusive jurisdiction of any federal or state court sitting in the State of Texas for the purpose of any suit, claim, action or proceeding, directly or indirectly, relating to this Agreement brought by any Party hereto, (b) agrees that service of process will be validly effected by sending notice in accordance with Section 5, (c) irrevocably waives and releases, and agrees not to assert by way of motion, defense, or otherwise, in or with respect to any such suit, claim, action or proceeding, whether actual or potential, known or unknown, suspected or unsuspected, based upon past or future events, now existing or coming into existence in the future, that (i) such suit, claim, action or proceeding is not subject to the subject matter jurisdiction of at least one of the aforesaid courts, (ii) its property is exempt or immune from attachment or execution in the State of Texas, (iii) such suit, claim, action or proceeding in such aforesaid courts is brought in an inconvenient forum, (iv) the venue of such suit, claim, action or proceeding is improper, or (v) this Agreement or the transactions contemplated by this Agreement may not be enforced in or by any of the aforesaid courts; and (d) agrees not to move to transfer any such suit, claim, action or proceeding to a court other than any of the aforesaid courts.

8.             Waiver of Jury Trial. EACH PARTY HERETO ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES AND, THEREFORE, EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH PARTY TO THIS AGREEMENT CERTIFIES AND ACKNOWLEDGES THAT (A) NO REPRESENTATIVE OF ANY OTHER PARTY HERETO HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT SEEK TO ENFORCE THE FOREGOING WAIVER IN THE EVENT OF A LEGAL ACTION, (B) SUCH PARTY HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (C) SUCH PARTY MAKES THIS WAIVER VOLUNTARILY, AND (D) SUCH PARTY HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.

9.             Entire Agreement. This Agreement constitutes the full and entire understanding and agreement among the parties hereto with regard to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings and representations, whether oral or written, of the parties hereto with respect to the subject matter hereof. There are no restrictions, agreements, promises, representations, warranties, covenants or undertakings, oral or written, between the parties other than those expressly set forth herein.

10.           Headings. The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

11.           Waiver. No failure on the part of any party hereto to exercise, and no delay in exercising, any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of such right, power or remedy by such party preclude any other or further exercise thereof or the exercise of any other right, power or remedy.

12.           Remedies. All remedies hereunder are cumulative and are not exclusive of any other remedies provided by law or equity.

13.           Construction. When a reference is made in this Agreement to a Section, such reference shall be to a Section of this Agreement, unless otherwise indicated. Whenever the words “include,” “includes” and “including” are used in this Agreement, they shall be deemed to be followed by the words “without limitation.” All references to a “day” or “days” (other than references to “business days”) are to calendar days. The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. References to a person are also to its successors and permitted assigns. The word “will” shall be construed to have the same meaning as the word “shall.” The words “dates hereof” will refer to the date of this Agreement. The word “or” is not exclusive. The definitions contained in this Agreement are applicable to the singular as well as the plural forms of such terms. Any agreement, instrument, law, rule or statute defined or referred to herein means, unless otherwise indicated, such agreement, instrument, law, rule or statute as from time to time amended, modified, supplemented or replaced. All references in this Agreement to “$,” USD or Dollars shall refer to United States dollars, unless otherwise specified.

14.           Severability. If any provision of this Agreement is held invalid or unenforceable by any court of competent jurisdiction, the other provisions of this Agreement shall remain in full force and effect. Any provision of this Agreement held invalid or unenforceable only in part or degree shall remain in full force and effect to the extent not held invalid or unenforceable. The Parties further agree to replace such invalid or unenforceable provision of this Agreement with a valid and enforceable provision that will achieve, to the extent possible, the purposes of such invalid or unenforceable provision.

15.           Amendment. This Agreement may be modified, amended or otherwise changed only in a writing signed by each of the Parties hereto.

16.           Expenses. Except as otherwise expressly provided herein, each of the Parties hereto shall be responsible for its own fees, costs and expenses incurred in connection with the negotiation, execution and effectuation of this Agreement and the obligations contemplated hereby, including any attorneys’ fees, costs and expenses incurred in connection with the negotiation and execution of this Agreement and all other activities related to the foregoing.

17.           Successors and Assigns. The terms and conditions of this Agreement shall be binding upon and be enforceable by the Parties hereto and the respective successors, heirs, executors, legal representatives and permitted assigns of the Parties, and inure to the benefit of any successor, heir, executor, legal representative or permitted assign of any of the Parties.

18.           No Third-Party Beneficiaries. The representations, warranties and agreements of the Parties contained herein are intended solely for the benefit of the Party hereto to whom such representations, warranties or agreements are made, and shall confer no rights, benefits, remedies, obligations, or liabilities hereunder, whether legal or equitable, in any other Person, and no other Person shall be entitled to rely thereon.

19.           Counterparts. This Agreement and any amendments hereto may be executed and delivered (including by facsimile or other means of electronic transmission, such as by electronic mail in “.pdf” form) in one or more counterparts, and by the different Parties hereto in separate counterparts, each of which when executed shall be deemed to be an original, but all of which taken together shall constitute one and the same agreement.

[Remainder of page intentionally blank]

IN WITNESS WHEREOF, each of the Parties hereto has caused this Agreement to be executed as of the date first written above by its duly authorized representative(s).

Braemar Hotels & Resorts Inc.

By:	/s/ Richard J. Stockton
Name: Richard J. Stockton
Title: Chief Executive Officer and President

Ashford Hospitality Trust, Inc.

By:	/s/ Alex Rose
Name: Alex Rose
Title: Executive Vice President, General Counsel and Secretary

Ashford Inc.

By:	/s/ Alex Rose
Name: Alex Rose
Title: Executive Vice President, General Counsel and Secretary

[Signature page to Share Ownership Agreement]

Blackwells Capital LLC

By:	/s/ Jason Aintabi
Name: Jason Aintabi
Title: Chief Investment Officer

Blackwells Onshore I LLC

By:	/s/ Jason Aintabi
Name: Jason Aintabi
Title: President and Secretary

Blackwells Holding Co. LLC

By:	/s/ Jason Aintabi
Name: Jason Aintabi
Title: Chief Executive Officer, President and Secretary

Vandewater Capital Holdings, LLC

By:	/s/ Jason Aintabi
Name: Jason Aintabi
Title: President and Secretary

Blackwells Asset Management LLC

By:	/s/ Jason Aintabi
Name: Jason Aintabi
Title: Chief Executive Officer, President and Secretary

[Signature page to Share Ownership Agreement]

BW Coinvest Management I LLC

By:	/s/ Jason Aintabi
Name: Jason Aintabi
Title: President and Secretary

Jason Aintabi

/s/ Jason Aintabi

[Signature page to Share Ownership Agreement]

Exhibit A

A-1

Exhibit 10.3

Execution Version

Loan Agreement

This loan agreement (including all terms, schedules, annexes, supplements and exhibits attached hereto, as may be amended, restated, supplemented or otherwise modified from time to time, this “Agreement”) is entered into between BW Coinvest Management I LLC, a Delaware limited liability company (“Borrower”), Jason Aintabi, an individual residing at 721 Fifth Avenue Apt. 58LMH, New York, NY 10002, Vandewater Capital Holdings, LLC, Blackwells Holding Co. LLC, and Blackwells Asset Management LLC (each a “Guarantor” and together with Borrower, the “Loan Parties” and each a “Loan Party) and Braemar Hospitality Limited Partnership, a Delaware limited partnership (“Lender”), and establishes the terms and conditions that will govern the delayed draw term loan facility made available to Borrower by Lender. Except as otherwise specified, capitalized terms are defined in Section 19.

Section 1: The Loan

Subject to the terms and conditions hereof, Lender will make a Loan (as defined below) in one or more advances thereof as provided for herein (each an “Advance” and, collectively, the “Advances”) to Borrower.

Section 2: Amount and Terms of Advances

(A) Advances. Upon the terms and conditions set forth in this Agreement and in reliance upon the representations and warranties of the Loan Parties herein set forth, the Lender agrees to make a single loan (the “Loan”) to Borrower in U.S. Dollars (“USD” or “Dollars”) comprised of all Advances made to Borrower on and after the Closing Date and prior to the Commitment Termination Date in an aggregate principal amount not to exceed the Commitment; provided that in no event may the aggregate principal amount of any Advance made hereunder exceed the amount permitted to be borrowed by Borrower under Applicable Law provided, further, that no Advance shall be made to reimburse Borrower for more than 3,500,000 Shares purchased in the aggregate following the Closing Date. On the date of each Advance, the Lender’s Commitment shall be automatically reduced by the principal amount of such Advance. The Commitment will be automatically reduced to zero on the Commitment Termination Date. Advances that are repaid or prepaid may not be reborrowed.

(B) Notice of Drawdown. In order to request an Advance, Borrower shall deliver to Lender an advance notice in substantially the form of Exhibit A (Advance Notice) (an “Advance Notice”), which notice shall be received by Lender no later than 2:00 p.m. New York City time, three (3) Business Days preceding the date of such proposed Advance (each such date, a “Drawdown Date”). Each Drawdown Date must be a Business Day. Each Advance shall be for an amount that is at least $100,000.

(C) Interest. Borrower shall pay Lender interest on the outstanding principal amount of each Advance, at a rate per annum equal to the Applicable Interest Rate for the Interest Period therefor. Such amount of interest shall be computed by Lender based on a year of three hundred sixty (360) days and actual days elapsed in the relevant Interest Period. Borrower shall pay any unpaid interest accrued on each Advance in arrears on each Interest Payment Date. Unless Borrower provides Lender with written notice no later than three (3) Business Days prior to the applicable Interest Payment Date informing Lender that Borrower will pay all interest due on such Interest Payment Date in cash, interest shall be paid in kind on each Interest Payment Date by capitalizing the amount thereof and adding such amount to the outstanding principal amount of such Advance on and as of such date (the payment by the Borrower of interest in kind, instead of in cash, the “PIK Amount”) (which amount shall automatically constitute a part of the outstanding principal amount of such Advance for all purposes hereof (including the accrual of interest thereon at the rates applicable to such Advance generally) and shall constitute part of the “Loan”).

(D) Benchmark Successor Rate.

(i) Benchmark Replacement. Notwithstanding anything to the contrary herein or in any other Contract, if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred prior to any setting of the then-current Benchmark, then (x) if a Benchmark Replacement is determined in accordance with clause (x) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Contract in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Contract, and (y) if a Benchmark Replacement is determined in accordance with clause (y) of the definition of “Benchmark Replacement” for such Benchmark Replacement Date, such Benchmark Replacement will replace such Benchmark for all purposes hereunder and under any Contract in respect of such Benchmark setting and subsequent Benchmark settings without any amendment to, or further action or consent of any other party to, this Agreement or any other Contract. In the event any Benchmark Replacement is implemented, interest shall continue to be payable (in cash or in kind, as otherwise applicable under this Agreement) on a quarterly basis.

(ii) Benchmark Replacement Conforming Changes. In connection with the use, administration, adoption or implementation of a Benchmark Replacement, Lender and Borrower shall mutually endeavor in good faith to make Conforming Changes from time to time.

(iii) Notices; Standards for Decisions and Determinations. Lender will promptly notify Borrower of (i) the implementation of any Benchmark Replacement and (ii) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. Lender will promptly notify Borrower of the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2(D)(iv) (Unavailability of Tenor of Benchmark) and the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by Lender pursuant to this Section 2(D) (Benchmark Successor Rate), including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Contract, except, in each case, as expressly required pursuant to this Section 2(D) (Benchmark Successor Rate).

(iv) Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Contract, at any time (including in connection with the implementation of a Benchmark Replacement), (i) if the then-current Benchmark is a term rate (including Term SOFR) and either (A) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time and utilized for such purposes by commercial banks engaged in syndicated or bilateral business lending or (B) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then Lender and the Borrower shall mutually endeavor in good faith to modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (ii) if a tenor that was removed pursuant to clause (i) above either (A) is subsequently displayed on a screen or information service for a Benchmark (including a Benchmark Replacement) or (B) is not, or is no longer, subject to an announcement that it is not or will not be representative for a Benchmark (including a Benchmark Replacement), then Lender may modify the definition of “Interest Period” (or any similar or analogous definition) for all Benchmark settings at or after such time to reinstate such previously removed tenor.

(v) Benchmark Unavailability Period. Upon Borrower’s receipt of notice of the commencement of a Benchmark Unavailability Period, interest on each outstanding affected Advance during any Benchmark Unavailability Period shall accrue daily at a rate per annum equal to the Federal Funds Rate plus 0.50% (50 basis points) plus the Spread.

(vi) Rates. Lender does not warrant or accept responsibility for, and shall not have any liability with respect to (a) the continuation of, administration of, submission of, calculation of or any other matter related to the Federal Funds Rate, the Benchmark, or any component definition thereof or rates referred to in the definition thereof, or any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement) will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, the Federal Funds Rate, the Benchmark or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. Lender and Borrower shall mutually and in good faith select and agree upon information sources or services in their reasonable discretion to ascertain the Federal Funds Rate or the Benchmark, in each case pursuant to the terms of this Agreement; provided Lender shall have no liability to Borrower or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service.

(E) Conditions to Effectiveness of this Agreement. The effectiveness of this Agreement is conditioned upon receipt by Lender of the following:

i.            From each party to a Contract either (1) a counterpart to each Contract signed on behalf of such party or (2) written evidence satisfactory to Lender (which may include scanned or facsimile copies of a signature page of each Contract) that such party has signed a counterpart of such Contract;

ii.           A certificate from a Responsible Officer of each Loan Party in form and substance satisfactory to Lender and dated as of the Closing Date certifying and attaching copies of, to the extent applicable to such Loan Party, (i) a certificate of incumbency bearing the names, titles and specimen signatures of the Responsible Officers who are authorized to execute and take actions under the Contracts (including Advance Notices) for and on behalf of each Loan Party, (ii) resolutions authorizing the transactions contemplated hereby, (iii) each Loan Party’s current certificate or articles of incorporation, certificate or articles of formation or organization, or other applicable agreement evidencing formation, as then in effect and (iv) such documents relating to the incorporation, valid existence and good standing of each Loan Party;

iii.          Copies of lien, judgment, litigation, tax and bankruptcy searches on Borrower and each Guarantor in all appropriate jurisdictions;

iv.          receipt of a legal opinion in a form and substance reasonably satisfactory to the Lender dated as of the date hereof;

v.           Borrower shall have provided to Lender the documentation and other information so requested in connection with applicable “know your Borrower” and anti-money laundering rules and regulations, including, without limitation, the PATRIOT ACT; and

vi.          receipt of a customary credit check for Jason Aintabi.

Upon the satisfaction of the foregoing conditions in this Section 2(E), Lender shall deliver to Borrower a certificate of effectiveness, substantially in the form attached as Exhibit B hereof, notifying Borrower that the Closing Date has occurred.

(F) Conditions to Drawdown of Advances. Borrower acknowledges and agrees that Lender shall not be obligated to fund any Advance to Borrower, unless the following requirements have been satisfied:

i.            Borrower shall have delivered to Lender a duly executed Advance Notice to Lender and in accordance with the requirements hereof;

ii.           At the time of and immediately after giving effect to the Advance, the representations and warranties of Borrower and the other Loan Parties contained herein or in any Contract shall be true and correct in all material respects (without duplicating any materiality qualifiers therein);

iii.          At the time of and immediately after giving effect to the Advance no Event of Default has occurred and is continuing or would result from such Advance;

iv.         Such Advance does not violate any law, regulation, order, writ, judgment, injunction, determination or decree of any governmental authority, applicable to Borrower;

v.           Evidence of the purchase and cost basis of Shares for which the Advances shall be used to reimburse Borrower in form and substance reasonably satisfactory to Lender;

vi.          The Advance requested does not exceed 70% of the purchase price (and for the avoidance of doubt, excluding any brokerage fees, and other fees and expenses incurred in connection with acquiring the Shares other than commissions thereon in an amount not to exceed $0.02 per Share) of the Shares sought to be reimbursed; and

vii.         At the time of and immediately after giving effect to the Advance, the Cooperation Agreement and the Share Ownership Agreement are each in full force and effect and no default of any kind has occurred thereunder as a result of any act or omission by any Loan Party or any affiliate thereof.

(G) Early Repayment. Borrower may repay all or a portion of the Advances hereunder on any Business Day upon no less than one (1) Business Days’ prior notice to Lender without additional premium or penalty (for the avoidance of doubt, subject to Section 5(A) and Section 6(B) if such payment is made on a date that is not an Interest Payment Date); provided that any such repayment shall be in a minimum amount of $1,000,000 for the first prepayment and a minimum of $500,000 for each prepayment thereafter (or such smaller amount as Lender may agree in its sole discretion).

(H) Maturity. Borrower will repay to Lender all outstanding Advances (together with any PIK Amount) together with accrued and unpaid interest thereon and all fees and other amounts payable hereunder on July 2, 2029 (the “Maturity Date”).

Section 3: Corporate Events.

(A) In the event that Issuer undertakes, enters into, or is the subject of, a merger, a tender offer, a stock split, or any similar analogous event, Lender reserves the right to amend the terms of this Agreement (as determined by Lender acting in good faith and a commercially reasonable manner) as of the date of such event to account for the economic effect on the Shares of such event (provided that no adjustments will be made to account solely for changes in the expected dividends relevant to the Shares) by written notice to Borrower.

Section 4: Credit Protection.

(A) Mandatory Repayment. In the event that Borrower breaches the covenant set out in Section 7(O) of this Agreement, the outstanding principal amount of the Loan (including any PIK Amount) shall become immediately due and payable in accordance with the terms hereof unless waived in writing by Lender.

(B) Power of Attorney. Borrower irrevocably authorizes and appoints Lender as its attorney-in-fact (with full power of substitution and delegation), on its behalf and in its name or otherwise, to do all acts so long as any Event of Default has occurred and is continuing, as may be required for the full exercise of the rights and remedies set forth in Section 9 hereof.

Section 5: Other Fees and Costs.

(A) Other Fees and Costs. Each party shall be responsible for their own out of pocket expenses incurred, including the reasonable fees, charges and disbursements of counsel, in connection with the preparation and negotiation of this Agreement and the other Contracts. Borrower shall be responsible for all out of pocket expenses incurred by Lender (other than in connection with the preparation and negotiation of this Agreement), including the fees, charges and disbursements of any counsel for Lender, in connection with the enforcement or protection of its rights in connection with this Agreement and the Contracts including in connection with any workout, restructuring or negotiations in respect thereof, and all costs, expenses, and Transfer Taxes. Borrower shall reimburse Lender for any such expenses hereunder promptly and in any event within 30 days. Upon Lender’s demand from time to time, Borrower shall promptly compensate for and hold Lender harmless from any loss, cost or expense incurred by it (exclusive of losses attributable to the Spread) as a result of (i) any payment or prepayment of any Advance on a day other than an Interest Payment Date (whether voluntary, mandatory, automatic, by reason of acceleration, early prepayment or otherwise) and (ii) any failure by Borrower (for a reason other than the failure of Lender to make an Advance) to borrow or prepay any Advance on the date or in the amount notified by Borrower in accordance with this Agreement, including any loss of anticipated profits for the Interest Period in which the failure to borrow or prepay actually occurred and any loss or expense arising from the liquidation or reemployment of funds obtained by it to maintain such Advance or from fees payable to terminate the deposits from which such funds were obtained. A certificate of Lender as to the amount of such losses, costs and expenses, submitted to Borrower and showing in reasonable detail the basis for the calculation thereof, shall be conclusive as to the amount of such losses, costs and expenses, absent manifest error.

Section 6: Taxes.

(A) Transfer Taxes. Borrower shall pay any and all present or future stamp or documentary taxes, charges or similar levies imposed by any governmental authority arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement and any other Contract, except any such taxes that are imposed with respect to an Assignment (“Transfer Taxes”).

(B) Other Taxes. All money payable (including fees payable pursuant to Section 5) deliverable by Borrower to Lender under any Contract shall be paid or delivered, as applicable, free and clear of, and without withholding or deduction for, any Taxes, unless the withholding or deduction of such Taxes is required by Applicable Law. If any Taxes are required by Applicable Law to be withheld or deducted from any payment to Lender (or its successor or assignee), Borrower shall pay such additional amounts as necessary to result in Lender receiving the same amount of money as it would have if no such Taxes had been required to be withheld or deducted (including deductions or withholdings applicable to additional sums payable under this Section 6(B)); provided, however, that Borrower shall not be required to pay such additional amounts on account of (a) Taxes imposed on or measured by Lender’s net income (however denominated), franchise taxes, and branch profits taxes, in each case, (i) that are imposed by a jurisdiction where Lender is organized, where it maintains its principal office or where it maintains its applicable lending office with respect to the Advances or (ii) that are Other Connection Taxes, (b) U.S. federal withholding Taxes imposed on amounts payable to or for the account of Lender (or its successor or assignee) pursuant to a law in effect on the date on which (i) Lender (or its successor or assignee) acquired such interest in the Advance or becomes a party to the applicable Contract or (ii) Lender (or its successor or assignee) changes its lending office, (c) Taxes attributable to Lender’s failure to comply with Section 12(A) hereof and (d) any U.S. federal withholding Taxes imposed under FATCA.

(C) Lender Authorized to Withhold. Lender is authorized to withhold Taxes from any payment or transfer made hereunder and remit such Taxes to the relevant taxing authorities to the extent required by law, and shall not pay any additional amounts in respect of any withheld amounts.

(D) Borrower shall deliver to the Lender on or prior to the date hereof (and from time to time thereafter upon reasonable request of Lender) two correct, complete and validly executed originals of Internal Revenue Service Form W-9, W-8BEN-E or W-8IMY (with all required attachments), as appropriate, in each case setting forth Borrower’s status under Chapter 4 of the Code (“FATCA Status”) and providing Borrower’s Global Intermediary Identification Number (“GIIN”) and any other additional documentation reasonably requested by Lender as may be necessary for Lender to comply with its obligations under FATCA and to otherwise confirm the FATCA Status of Borrower. Borrower further agrees that if any form or certification it previously delivered expires, becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Lender in writing of its legal inability to do so.

Section 7: Representations, Warranties, Covenants and Agreements. Each Loan Party represents, warrants, covenants and agrees, as of the date hereof, and on each date on which an Obligation is in existence or an Advance is made, that:

(A) Each Loan Party is duly incorporated or organized and validly existing under the laws of its jurisdiction of incorporation or organization (as applicable) and has the power and authority to own its assets and to conduct the business it conducts;

(B) Each Loan Party has the power and authority to execute, deliver and perform its obligations under this Agreement and each Contract to which it is a party, and this Agreement and each Contract to which it is a party has been duly authorized, executed and delivered by such Loan Party (and, if such Loan Party is a partnership, by its general partner(s) on behalf or for the benefit of the partnership and each of its partners from time to time, present and future), and constitutes a valid and binding agreement of such Loan Party, enforceable in accordance with its terms, subject to applicable bankruptcy and similar laws affecting creditors’ rights and general principles of equity. The execution, delivery and performance by each Loan Party of this Agreement and each Contract to which it is a party and the fulfillment of the Obligations do not and will not result in a breach or violation of any Applicable Law, binding on such Loan Party or its property, or such Loan Party’s organizational documents, or any material contract or other instrument binding on or affecting such Loan Party or any of its property where such breach or violation would reasonably be expected to have a Material Adverse Effect;

(C) No consent of, authorization or other action by, notice to, or filing with, any governmental authority, self-regulatory organization or any other person is required that has not already been obtained for (i) each Loan Party to execute, deliver and perform under this Agreement; or (ii) the exercise by Lender of the rights or remedies provided for in this Agreement, other than notices, filings or actions contemplated under subparagraph (v) of Section 2(E);

(D) In entering into this Agreement, each Loan Party is not relying upon any representation, warranty or other statement of Lender whatsoever, other than express representations or warranties that Lender has made in this Agreement, the Cooperation Agreement, or the Share Ownership Agreement. Each Loan Party (i) is knowledgeable and experienced regarding any transactions that it enters into pursuant to this Agreement or any other Contract to which it is a party, (ii) is capable of evaluating the terms of this Agreement and the Contracts to which it is a party, and the merits and risks of such transactions and (iii) has obtained or will obtain any requisite independent advice in respect of such transactions. Each Loan Party has determined, based on its own independent review, that the Contracts to which it is a party and the transactions contemplated thereby are fit, proper and suitable for it and that it is capable of bearing any related economic risks;

(E) Each Loan Party acknowledges and agrees that it shall not receive, and has not received, any advice (investment, legal, regulatory, tax, accounting or otherwise) from Lender in connection with this Agreement or any Contract or any transaction hereunder or thereunder, and no communication shall be construed as such advice. If Lender undertakes to provide any advice or opinions from time to time, Lender will not be obligated to provide further advice or opinions on an ongoing basis. Notwithstanding any of its rights and duties under this Agreement, nothing in this Agreement shall make Lender a manager or adviser in respect of any securities or cash and Lender is not required to abide by any particular investment objectives, policies, guidelines or restrictions of any Loan Party. Lender will not be subject to any fiduciary duties towards any Loan Party and will not incur any duty of disclosure towards any Loan Party or be subject to any restriction in dealing for Lender’s own account or that of its Borrowers by reason of any services provided to any Loan Party pursuant to this Agreement or any Contract;

(F) At all times each of the Loan Parties has been, is, and will be, in compliance with Applicable Law other than any failure to so comply that would not reasonably be expected to have a Material Adverse Effect. No legal or governmental proceedings or investigations are pending or threatened to which any Loan Party or any Related Person is a party or to which any property of any Loan Party or any Related Person is subject that could materially impair any Loan Party’s ability to perform or repay its Obligations under this Agreement or any Contract to which it is a party;

(G) The identification number of each Loan Party, and the name, jurisdiction of incorporation, type of organization, place of business (if it has only one place of business) or chief executive office (if it has more than one place of business) of each of each Loan Party, at the date of this Agreement and for the period of five (5) years immediately preceding the date of this Agreement (or, if a shorter period, the period from its date of organization or incorporation until the date of this Agreement), are, in each case, as set forth on the signature page hereof. If any Loan Party is a partnership, (i) the partner(s) identified on the signature page of this Agreement is/are such Loan Party’s only general partner(s) and (ii) each Loan Party will notify Lender in writing prior to any Change in Control Event. In addition, Borrower shall notify Lender at least twenty (20) calendar days prior to any change in the name, type of organization, jurisdiction of incorporation, place of business (if it has, or after such change will have, only one place of business) or chief executive office (if it has, or after such change will have, more than one place of business) of Borrower, any general partner or managing member of Borrower (if applicable), or any change in Borrower’s organizational identification number;

(H) No Loan Party, any person controlling or controlled by any Loan Party, any person having a beneficial interest in any Loan Party, nor any person for whom any Loan Party acts as agent or nominee in connection herewith is: (i) an individual or entity that is named as a Specially Designated National or Blocked Person by the OFAC, or an individual or entity that resides, is organized or chartered, or has a place of business, in a country or territory subject to OFAC’s various sanctions/embargo programs; (ii) a resident in, or organized or chartered under the laws of: (a) a jurisdiction that has been designated by the Secretary of the Treasury under Section 311 of the USA PATRIOT Act as warranting special measures and/or as being of primary money laundering concern or (b) a jurisdiction that has been designated as non-cooperative with international anti-money laundering principles by a multinational or inter-governmental group such as the Financial Action Task Force on Money Laundering of which the United States is a member; (iii) a financial institution that has been designated by the Secretary of the Treasury under Section 311 of the USA PATRIOT Act as warranting special measures and/or as being of primary money laundering concern; (iv) a “senior foreign political figure,” or any “immediate family” member or “close associate” of a senior foreign political figure, in each case within the meaning of Section 5318(i) of Title 31 of the United States Code or regulations issued thereunder; or (v) a prohibited “foreign shell bank” as defined in Section 5318(j) of Title 31 of the United States Code or regulations issued thereunder, or a U.S. financial institution that has established, maintains, administers or manages an account in the U.S. for, or on behalf of, a prohibited “foreign shell bank”;

(I) No Loan Party will enter into any transaction in any way associated with this Agreement “on the basis of” (as defined in paragraph (b) of Rule 10b5-1 under the Securities Exchange Act of 1934 (the “Exchange Act”), as amended) any material nonpublic information concerning any investment or issuer (or materially related to an issuer in capacities such as a sponsor) of any investment. Nothing contained in this Section 7(I) shall be deemed to prevent any Loan Party from purchasing or selling securities of an issuer when such Loan Party may do so pursuant to one or more of the affirmative defenses available pursuant to paragraph (c) of SEC Rule 10b5-1;

(J) At all times until all Obligations have been satisfied, no Loan Party is and no Loan Party is acting on behalf of (i) an “employee benefit plan” within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended, (“ERISA”) that is subject to Part 4 of Subtitle B of Title I of ERISA, (ii) a “plan” within the meaning of Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended (the “Code”), to which Section 4975 of the Code applies, (iii) an entity whose underlying assets include “plan assets” subject to Title I of ERISA or Section 4975 of the Code by reason of Section 3(42) of ERISA, U.S. Department of Labor Regulation 29 CFR Section 2510.3-101 or otherwise or (iv) a “governmental plan” (as defined in ERISA or the Code) or another type of plan (or an entity whose assets are considered to include the assets of any such governmental or other plan) that is subject to any law, rule or restriction that is substantively similar or of similar effect to Section 406 of ERISA or Section 4975 of the Code (“Similar Law”). Except as could not reasonably be expected to result in a material adverse effect on any Loan Party’s ability to repay the Obligations, no Loan Party nor any member of its “controlled group” or any trade or business that is under “common control” with such Loan Party (each within the meaning of Section 414 of the Code) sponsors, maintains, contributes to, or has any liability (contingent or otherwise) with respect to any “employee pension benefit plan” (as defined in Section 3(2) of ERISA) that is subject to Title IV of ERISA, Section 302 of ERISA, or Section 412 of the Code. Each Loan Party will provide written notice to Lender if it is aware that it is in breach of this representation and warranty or is aware that with the passing of time, giving of notice or expiry of any applicable grace period it will be in breach of this representation and warranty; and

(K) Borrower shall not use, whether directly or indirectly, the proceeds of any Advance for purposes which would violate or be inconsistent with any provision of Regulation U or Regulation X of the Board of Governors of the Federal Reserve System;

(L) Each Loan Party has timely filed or caused to be filed all federal and other tax returns, reports and statements, including information returns, required by any governmental authority to be filed by it, and has paid or caused to be paid all Taxes required to have been paid by it, except (a) Taxes that are being contested in good faith by appropriate proceedings and for which such Loan Party has set aside on its books adequate reserves in accordance with generally accepted accounting principles or (b) to the extent that the failure to file or pay could not reasonably be expected to result in a material adverse effect. To each Loan Party’s knowledge no claim is being asserted with respect to any such Tax described in this Section 7(L) that could reasonably be expected to result in a material adverse effect.

(M) Borrower will comply with the reporting requirements of sections 13(d) and (g) and section 16 of the Exchange Act, as applicable, with respect the transactions contemplated by this Agreement and each Contract.

(N) No Loan Party is required to register as an “investment company” and is not a Person “controlled by” an “investment company,” as such terms are defined in the United States Investment Company Act of 1940.

(O) Borrower shall use the proceeds of each Advance solely to reimburse itself for seventy percent (70%) of the purchase price of Shares (excluding for the avoidance of doubt any brokerage fees and other fees and expenses incurred in connection with acquiring the Shares other than commissions thereon in an amount not to exceed $0.02 per Share) made on or after the Closing Date and prior to the Commitment Termination Date. Subject to the terms and conditions of the Share Ownership Agreement and provided that the Lender is not at such time a Defaulting Lender, Borrower shall purchase on the open market 3,500,000 Shares, or such lesser amount as may be required under, and in accordance with the terms of, the Share Ownership Agreement, following the Closing Date and on or before the Commitment Termination Date.

(P) No Loan Party may sell, transfer (whether directly or by dividend or distribution) or otherwise dispose of any Share unless such sale, transfer or disposition is for fair value in cash, with the cash proceeds of any such sale, transfer or disposition to be held by the applicable Loan Party as cash or Cash Equivalents. No Loan Party may make any dividend or distribution on account of any Capital Stock of a Person with the proceeds of any sale of the Shares.

(Q) As of the Closing Date, no Loan Party has any Indebtedness of the type described in clauses (a), (b) or (c) of the definition of Indebtedness outstanding. The Borrower and the Guarantors shall not incur Indebtedness other than the (x) Obligations, (y) Indebtedness in existence on the Closing Date, and (z) any other Indebtedness so long as, after giving pro forma effect to the incurrence thereof, the Loan Parties are in pro forma compliance with the Consolidated Net Asset Test.

(R) The Loan Parties shall at all times collectively satisfy the Consolidated Net Asset Test. Within fifteen (15) days of the end of each calendar quarter, the Borrower shall deliver a certificate, substantially in the form attached hereto as Exhibit C, to Lender certifying the Loan Parties have satisfied the Consolidated Net Asset Test (and if the Loan Parties failed to satisfy such requirement, informing the Lender of such non-compliance).

(S) Each Loan Party (other than Jason Aintabi) (x) qualifies, and shall retain such qualification, as a qualified institutional buyer under Rule 144A(a)(1)  the Securities Act of 1933 and (y) as of the Closing Date has no material assets other than (i) the Shares and (ii) ownership of Capital Stock of its subsidiaries.

(T) Each Loan Party represents that, after giving effect to the transactions contemplated herein:

(a) the fair value of the property of each Loan Party is greater than the total amount of liabilities, including contingent liabilities, of each such Loan Party;

(b) the present fair saleable value of each Loan Party is not less than the amount that will be required to pay the probable liability of each such Loan Party’s debts as they become absolute and matured;

(c) each Loan Party does not intend to, and does not believe that it will, incur debts or liabilities beyond its ability to pay such debts and liabilities as they mature; and

(d) each Loan Party is not engaged in a business or a transaction, and is not about to engage in a business or a transaction, for which its property would constitute an unreasonably small capital.

The amount of any contingent liability at any time shall be computed as the amount that, in light of all of the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

Section 8: Events of Default. It shall be an “Event of Default” by Borrower if any of the following events occurs:

(A) Borrower breaches, repudiates, fails to perform when due or otherwise defaults (however described) on any payment or delivery obligation under any Contract, provided, however, that any such breach, repudiation or failure shall not be an Event of Default hereunder where (a) Borrower’s breach, repudiation or failure was, as demonstrated to the reasonable satisfaction of Lender, caused by an error or omission of an administrative or operational nature; (b) funds were available to Borrower to enable it to make relevant payment or transfer when due; and (c) the relevant payment or transfer is made within one (1) Business Day of the original due date thereof;

(B) Borrower breaches, repudiates, fails to perform or otherwise defaults on (however described) any obligation under any Contract (after giving effect to any grace period set forth in such Contract) other than a payment or delivery Obligation covered by Section 8(A) above or 8(I) below, provided, however, that any such breach, repudiation or failure shall not be an Event of Default hereunder where it is curable and remedied within ten (10) Business Days of the occurrence thereof;

(C) Borrower breaches, repudiates, fails to perform or otherwise defaults on (however described) any obligation under any Material Indebtedness as to which Borrower and any Loan Party is a party (after giving effect to any grace period set forth in the applicable contract or agreement) which results in all obligations under such contract or agreement being accelerated or otherwise becoming due before such obligations would have otherwise been due;

(D) Any representation, warranty or statement by any Loan Party in any Contract or in any document delivered under or pursuant to any Contract or any Obligation is false or misleading in any material respect (without duplicating any materiality qualifiers therein) when made or deemed made;

(E) Any Loan Party admits in writing its inability, or becomes generally unable, to pay its debts as such debts become due;

(F) An involuntary proceeding shall be commenced or an involuntary petition shall be filed seeking (i) liquidation, reorganization or other relief in respect of any Loan Party or its debts or assets under any Debtor Relief Laws (ii) the appointment of a receiver, liquidator (including without limitation a provisional liquidator), restructuring officer, administrator, trustee or similar person in respect of any Loan Party or any of its properties, and in any such case, such proceeding or petition shall continue undismissed for sixty (60) days or an order or decree approving or ordering any of the foregoing shall be entered.

(G) any Loan Party seeks (i) relief under any Debtor Relief Laws or (ii) the appointment of a receiver, liquidator (including without limitation a provisional liquidator), restructuring officer, administrator, trustee or similar person in respect of itself or any of its properties, (iii) the general assignment, arrangement or composition with or for the benefit of its creditors, (iv) the liquidation, winding up, termination, administration, dissolution, restructuring or reorganization of such Loan Party or (v) the merger of any Loan Party with or into any other person(s);

(H) a Change in Control Event occurs;

(I) a breach in the covenants set out in Section 7(O), 7(P), 7(Q), 7(R), 7(S) or 14(B) hereof; or

(J) a material breach by any Loan Party or an affiliate thereof under the Cooperation Agreement or the Share Ownership Agreement.

Borrower shall notify Lender immediately in writing of the occurrence of any Event of Default.

Section 9: Default Remedies.

If an Event of Default has occurred and is continuing, Lender may demand immediate repayment of all outstanding Advances (including any PIK Amount), together with any unpaid accrued interest and fees, and may, subject to Applicable Law, in whole or in part, without further notice to Borrower (i) determine Borrower to be in default (however described) under any and all Contracts, (ii) terminate, accelerate, liquidate or close out any Loan, Commitment and/or Contract, or take any action or step that will entitle Lender to do any of the foregoing, (iii) net, set off and/or recoup any and all of the Obligations of Lender to Borrower arising under any Contract or under Applicable Law (whether matured or unmatured, fixed or contingent, liquidated or unliquidated) against any and all Obligations of Borrower to Lender, (iv)  exercise any and all rights remedies under any Contract or other agreement or Applicable Law, and (v)  take any other action permitted under any Contract, by law or in equity to protect, preserve or enforce Lender’s rights under this Agreement.

If an Event of Default has occurred and while such is continuing, Borrower shall be liable for interest on any sum not paid when due for the period beginning on its due date and ending on the date of its receipt by Lender, both before and after judgment, if obtained. Such interest shall be calculated from time to time at the rate per annum ordinarily charged to Borrower plus 2% per annum. All interest payable under this Section 9, if not paid when due, shall be added to the overdue sum at the close of a Lender charge period and shall itself bear interest accordingly. The provisions of this Section 9 are exclusively for the benefit and protection of Lender and Borrower agrees that Lender has no obligation to Borrower to take any action permitted by this Section 9. Borrower explicitly waives any rights to challenge or dispute Lender’s rights hereunder.

Section 10: Indemnity.

Borrower agrees to indemnify and hold the Indemnified Parties harmless from any and all losses, claims, expenses, damages and liabilities of every description (“Costs”), including, but not limited to, reasonable attorneys’ fees and expenses (including the cost of any investigation and preparation), judgments, fines and settlements, when and as incurred by the Indemnified Parties, arising out of or in connection with (i) any of the Indemnified Parties acting in reliance on any instruction given by an Authorized Person including instructions of the nature contemplated by Section 11(C) hereof or any of the Indemnified Parties failing to follow the unlawful or unreasonable instructions of an Authorized Person, (ii) Borrower’s or its agent’s breach of any covenant, representation, warranty or agreement in any Contract, (iii) any investigation, litigation or proceeding involving Borrower or any Loan Party, in connection with any Contract or any transactions under any Contract, (iv) the enforcement of its rights under any Contract or (v) the dissemination of information to a third party at Borrower’s direction. Notwithstanding the foregoing, Borrower shall not indemnify the Indemnified Parties for Costs that are the direct result of such Indemnified Party’s gross negligence, fraud or willful misconduct. Borrower agrees to indemnify and hold harmless the Indemnified Parties from and against any cost, damage or loss (including, without limitation, any excise taxes, fines, penalties, interest, profits disgorged, restitution and any related attorneys’ fees and expenses) incurred by the Indemnified Parties as a result of the representation and warranty in Section 7(J) being or becoming untrue or any breach of ERISA, Section 4975 of the Code or Similar Law caused by Borrower which exposes the Indemnified Parties to any cost, damage or loss (including, without limitation, any excise taxes, fines, penalties, interest, profits disgorged, restitution and any related attorneys fees and expenses). Section 10 shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

Section 11: Limitation of Liability.

(A) General. Borrower agrees that the Indemnified Parties shall have no liability with respect to any discretionary action taken hereunder that is not the direct result of the gross negligence, fraud or willful misconduct of such Indemnified Parties. In no event shall the any Loan Party or the Indemnified Parties be liable for indirect, punitive, consequential or similar damages.

(B) Third Parties. No Indemnified Party shall be held liable for any acts or omissions of any third party. All transactions effected with any third party for Borrower shall be for the account of Borrower, and no Indemnified Party shall have any responsibility to Borrower. As between Lender and Borrower, (i) Lender shall have no obligation to act as Borrower’s guarantor with respect to transactions effected by Borrower with any third party and (ii) Borrower alone shall bear any loss resulting from any action taken or not taken by any such third party (including, without limitation, the insolvency of any such party or the failure of any such party to fulfill its settlement obligations). Borrower agrees that it is responsible and liable to each Indemnified Party for all costs, losses, claims or expenses (including reasonable attorney’s fees) arising out of Borrower’s transactions with any third party and any act or omission by any such third party. No Indemnified Party shall be held liable for any loss, liability, claim, damage or expense resulting, either directly or indirectly, from a system which is owned by Borrower or leased from a third party with or without the knowledge or assistance of the Indemnified Party.

(C) Release of Data. From time to time, Borrower may instruct or authorize Lender in writing to release information relating to Borrower or Borrower transactions to third parties, including, without limitation, brokers, service bureaus and other service providers. Lender shall not be held liable for any use or misuse of such information by such third parties or any parties who receive such information, directly or indirectly, from or through such third parties.

(D) Force Majeure. In no event shall Lender be held liable for damages or any loss of any kind caused, directly or indirectly, by government restrictions, exchange or market rulings, suspension of trading, market movements, bank moratoriums, war (whether declared or undeclared), terrorist acts, insurrection, riots, fires, flooding, strikes, failure of utility services, accidents, adverse weather or other events of nature, including but not limited to earthquakes, hurricanes and tornadoes, or other events or conditions beyond Lender’s control or reasonable anticipation. Lender shall not be liable to Borrower for any loss, liability, claim, damage or expense resulting, either directly or indirectly, from any communications network, data processing system, or computer system which Lender uses or which is used by Borrower, whether Lender owns it or not, being rendered inoperable in whole or in part, or from any error or delay in any such network or system, except to the extent caused by the gross negligence or willful misconduct of Lender.

Section 12: Information and Advice.

(A) Tax Documents. Lender shall deliver to Borrower on or prior to the date such Lender becomes a Lender under this Agreement (and from time to time thereafter upon reasonable request of Borrower) two correct, complete and validly executed originals of Internal Revenue Service Form W-9 and any other additional documentation reasonably requested by Borrower as may be necessary for Borrower to comply with its obligations under FATCA and to otherwise confirm the FATCA Status of Lender. Lender shall, upon reasonable request, promptly deliver to Borrower any other form, document, tax receipt or other documentation or information required by Applicable Law or that Borrower may reasonably request relating to taxation or revenue collection. Lender further agrees that if any form or certification it previously delivered expires, becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify Borrower in writing of its legal inability to do so.

(B) Advice. Borrower acknowledges that Lender is not acting as a fiduciary or as an adviser to Borrower in respect of any Contract or any transaction it may undertake and no communication from Lender (including, but not limited to, information provided under Section 13 shall be construed as an undertaking to act in such a capacity. If Lender provides any advice or opinions from time to time, Borrower agrees that it shall not rely on any such advice or opinion in making any investment or other decisions.

(C) Information and Compliance. Lender does not guarantee or warrant the accuracy, reliability or timeliness of any information that Lender may provide or make available to Borrower from time to time (nor are they under any obligation to provide any such information or services). With respect to financial instruments and assets discussed in any such information, Lender may, without restriction, take positions for their own account, execute transactions for others, and may provide related investment banking and other services to others. Borrower agrees that it is solely responsible for monitoring compliance with its own internal restrictions and procedures governing investments, trading limits and manner of authorizing investments, and with Applicable Law affecting its authority and ability to trade and invest and Lender shall not have any obligation to assess whether a Contract or transaction is appropriate or legal for Borrower.

Section 13: Notices and Statements. Except as otherwise provided herein, Borrower and Lender may from time to time issue notices and other communications. Each notice shall be directed, if to Lender, to such of its representative(s) in writing as set forth below or as may be notified by Lender from time to time, and if to Borrower, to such of its representative(s) as set forth below or as may be notified to Lender in writing from time to time. Each written communication under this Agreement shall be either mailed, e-mailed, or delivered to the addresses specified below or as otherwise specified by a party as permitted herein.

All communications sent to Borrower, whether by mail, e-mail, messenger or otherwise, are deemed given to Borrower personally as of the date received.

If to Lender:

Braemar Hotels & Resorts Inc.
14185 Dallas Parkway Suite 1200
Dallas, Texas 75254

Attention:	Alex Rose
Email:	arose@ashfordinc.com

with a copy (which shall not constitute notice) to:

Cadwalader, Wickersham & Taft LLP
200 Liberty Street
New York, NY 10281
Attention:      Richard M. Brand
      Gregory P. Patti, Jr.
Email:      richard.brand@cwt.com
      greg.patti@cwt.com

If to any Loan Party:

Blackwells Capital LLC
400 Park Avenue, 4th Floor
New York, NY 10022

Attention:	Jason Aintabi
Email:	jaintabi@blackwellscap.com

with a copy (which shall not constitute notice) to:

Vinson & Elkins L.L.P
1114 Avenue of the Americas, 32nd Floor
New York, NY 10036

Attention:	Lawrence S. Elbaum
Email:	lelbaum@velaw.com

Section 14: Termination; Assignment; Amendment.

(A) Termination. Upon prior written notice to Lender, Borrower may repay the Loan in whole (together with all accrued and unpaid interest thereon (including any PIK Amount) and all fees payable hereunder) at any time without additional premium or penalty (other than any amounts payable pursuant to Section 5(A)) and, following such repayment and the termination of all Commitments on the Commitment Termination Date, terminate this Agreement. Notwithstanding the foregoing, all provisions of (i) this Agreement shall remain in full force and effect with respect to any non-contingent Obligations that remain outstanding and have been asserted in writing (together, the “Outstanding Liabilities”) until such Outstanding Liabilities have been satisfied in full and (ii) the Cooperation Agreement and Share Ownership Agreement shall remain in full force and effect in accordance with their respective terms. Sections 5(A), 10, 11, 15(H), 16 and 17 shall survive termination of this Agreement. The provisions of this Section 14 are intended to vary and supplement the provisions of any other Contract and where there is a conflict or inconsistency between the provisions of such Contract and this Agreement, the provisions of this Agreement shall prevail.

(B) Assignment. Lender may at any time assign or transfer all or part of its rights and/or obligations under this Agreement or any Contract at its discretion (i) to any of its affiliates with the prior consent of Borrower (not to be unreasonably withheld, conditioned or delayed) or (ii) to any party following the occurrence and during the continuance of an Event of Default. Any reference in this Agreement to Lender shall also include its successors and permitted transferees or assigns. Borrower may not assign its rights or any interest under any Contract without the prior written consent of Lender. Any attempted assignment by either party in violation of this Agreement shall be null, void and without effect. Any permitted assignee of a party’s rights and obligations hereunder in accordance with the terms hereof shall become vested with all the benefits and obligations in respect of the assigning party. Lender may disclose this Agreement to any potential assignee or transferee (i) without Borrower’s consent where the assignment or transfer thereof would not require Borrower’s consent or (ii) otherwise with Borrower’s consent.

(C) Amendment. Any amendment shall be by mutual written consent of Borrower and Lender and neither such party may otherwise modify this Agreement without the other such party’s written consent.

Section 15: Miscellaneous.

(A) Borrower Instructions. Borrower authorizes Lender to act upon any instructions, notices, demands or requests (whether oral or written, delivered by mail or electronically) which Lender reasonably believes to have been given by an Authorized Person. Lender shall not be liable for any action taken or not taken in good faith pursuant to such instructions, notices, demands or requests.

(B) No Waiver; Cumulative Rights. No waiver of any provision of this Agreement shall be deemed to have occurred by the failure or delay by Lender to exercise any right or remedy. The single or partial exercise of any such right or remedy will not preclude any other or further exercise thereof or the exercise of any other right or remedy. The authority to debit and charge and the right of set-off and other rights and remedies provided in this Agreement are separate, independent and cumulative and not exclusive of any rights or remedies (including any other security, right of set-off, lien, right to combine or consolidate accounts or similar right) to which Lender is at any time entitled anywhere, whether by operation of law or otherwise.

(C) Severability. If any provision of this Agreement is or becomes illegal, invalid or unenforceable in any respect under the law of any jurisdiction, the legality, validity or enforceability of the remaining provisions of this Agreement and of such provisions under the law of any other jurisdiction shall not be affected or impaired.

(D) Construction. This Agreement, together with the Cooperation Agreement and the Share Ownership Agreement, supersedes all prior agreements as to matters within its scope. Except to the extent provided in any other agreement between Lender and Borrower that specifically refers to this Agreement and states that it is intended to supersede this Agreement, the terms of this Agreement shall prevail if there is any conflict or inconsistency between this Agreement and any other Contract. All references to Sections are to Sections in or to this Agreement unless otherwise specified. The words “hereof,” “herein,” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. All references to time herein are to time in New York City.

(E) Additional Bankruptcy Matters. The parties acknowledge that each Contract is a “securities contract” within the meaning of Title 11 of the United States Code (the “Bankruptcy Code”) and that each delivery, transfer, payment and grant of a security interest made or required to be made by, contemplated by, or contemplated in connection with, any Contract is a “transfer” and a “margin payment” or a “settlement payment” within the meaning of Sections 362(b)(6) and Sections 546(e) of the Bankruptcy Code. The parties further acknowledge that this Agreement is a “master netting agreement” within the meaning of the Bankruptcy Code.

(F) Third Party Beneficiaries. Nothing in this Agreement shall create, or be deemed to create, any third-party beneficiary rights in any person or entity other than the Indemnified Parties.

(G) Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which will be an original, but all of which will together constitute one and the same instrument.

(H) Borrower shall not use the name of Lender without Lender’s written consent, including without limitation in any advertisement, publication or offering material.

(I) Confidentiality. The confidentiality provisions of the Share Ownership Agreement are incorporated herein mutatis muntandis.

Section 16: Governing Law. THE LAWS OF THE STATE OF TEXAS WITHOUT REGARD TO ITS CONFLICT OF LAWS PRINCIPLES SHALL GOVERN THIS AGREEMENT, ITS ENFORCEMENT, AND EACH TRANSACTION ENTERED INTO UNDER, OR CONTEMPLATED BY, AND ALL MATTERS ARISING IN CONNECTION WITH, THIS AGREEMENT OR ANY CONTRACT (UNLESS EXPRESSLY PROVIDED TO THE CONTRARY THEREIN), AND ANY DISPUTE BETWEEN LENDER AND BORROWER, WHETHER ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY CONTRACT, ANY TRANSACTION OR OTHERWISE.

Section 17: Litigation in Court; Sovereign Immunity; Service.

(A) ANY LITIGATION BETWEEN BORROWER AND LENDER OR INVOLVING THEIR RESPECTIVE PROPERTIES MUST BE INSTITUTED IN THE UNITED STATES DISTRICT COURT FOR THE NORTHERN DISTRICT OF TEXAS OR, IF SUCH COURT DOES NOT HAVE JURISDICTION, THE COURTS OF THE STATE OF TEXAS, OR ANY OTHER COURT OF COMPETENT JURISDICTION LOCATED IN THE STATE OF TEXAS. EACH PARTY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION, INCLUDING ANY OBJECTION TO THE LAYING OF VENUE OR BASED ON THE GROUNDS OF FORUM NON CONVENIENS, WHICH IT MAY NOW OR HEREAFTER HAVE TO THE BRINGING OF ANY SUCH ACTION OR PROCEEDING IN SUCH RESPECTIVE JURISDICTIONS. EACH PARTY AGREES THAT A JUDGMENT IN ANY SUCH DISPUTE MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR AS OTHERWISE PROVIDED BY LAW. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT TO TRIAL BY JURY WITH RESPECT TO ANY CLAIM, ACTION, PROCEEDING OR COUNTERCLAIM, OR OTHER LEGAL ACTION IS WAIVED BY ALL PARTIES TO THIS AGREEMENT.

(B) EACH PARTY HERETO, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IRREVOCABLY WAIVES WITH RESPECT TO ITSELF AND ITS REVENUES AND ASSETS (IRRESPECTIVE OF THEIR USE OR INTENDED USE) ALL IMMUNITY ON THE GROUNDS OF SOVEREIGNTY OR SIMILAR GROUNDS FROM (I) SUIT, (II) JURISDICTION OF ANY COURT, (III) RELIEF BY WAY OF INJUNCTION, ORDER FOR SPECIFIC PERFORMANCE, OR RECOVERY OF PROPERTY, (IV) ATTACHMENT OF ITS ASSETS (WHETHER BEFORE OR AFTER JUDGMENT) AND (V) EXECUTION OR ENFORCEMENT OF ANY JUDGMENT TO WHICH IT OR ITS REVENUES OR ASSETS MIGHT OTHERWISE BE ENTITLED IN ANY ACTIONS OR PROCEEDINGS IN SUCH COURTS, AND IRREVOCABLY AGREES THAT IT WILL NOT CLAIM SUCH IMMUNITY IN ANY SUCH ACTIONS OR PROCEEDINGS.

(C) BORROWER CONSENTS TO PROCESS BEING SERVED BY LENDER ON BORROWER IN ANY SUIT, ACTION OR PROCEEDING OF THE NATURE SPECIFIED IN THIS SECTION 18 ABOVE BY THE MAILING OF A COPY THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO BORROWER AT THE ADDRESS SET FORTH IN SECTION 14; SUCH SERVICE SHALL BE DEEMED COMPLETED AND EFFECTIVE AS FROM THIRTY (30) CALENDAR DAYS AFTER SUCH MAILING, OR THE EARLIER OF (1) THE DATE RECEIVED BY BORROWER AND (2) SUCH EARLIER TIME SPECIFIED BY APPLICABLE LAW. NOTHING CONTAINED HEREIN SHALL AFFECT THE RIGHT TO SERVE PROCESS AS OTHERWISE PERMUTED BY LAW.

Section 18: Guaranty

(A) Guaranty of Payment. Each Guarantor hereby absolutely, irrevocably and unconditionally, on a joint and several basis, guarantees to Lender the immediate payment upon demand of the Obligations in full when due (whether at stated maturity, as a mandatory prepayment, by acceleration or otherwise) and the timely” performance of all other obligations under this Agreement and the other Contracts in an amount not to exceed in the aggregate for all Guarantors the Maximum Liability Cap. The guaranty in this Section 18 (this “Guaranty”) is a guaranty of payment and not of collection and is a continuing guaranty and shall apply to all of the Obligations whenever arising. Notwithstanding any provision to the contrary contained herein or in any of the other Contracts, to the extent the obligations of any Guarantor shall be adjudicated to be invalid or unenforceable for any reason (including, without limitation, because of any applicable state or federal law relating to fraudulent conveyances or transfers) then the obligations of such Guarantor hereunder shall be limited to the maximum amount that is permissible under applicable law (whether federal or state or otherwise and including, without limitation, Debtor Relief Laws).

(B) Obligations Unconditional. Subject to the Maximum Liability Cap, the obligations of each Guarantor hereunder are absolute and unconditional, irrespective of the value, genuineness, validity, regularity or enforceability of any of the Contracts or any other agreement or instrument referred to therein, to the fullest extent permitted by Applicable Law, irrespective of any other circumstance whatsoever which might otherwise constitute a legal or equitable discharge or defense, each of which are hereby waived. Each Guarantor agrees that this Guaranty may be enforced by Lender without the necessity at any time of resorting to or exhausting any other security or collateral and without the necessity at any time of having recourse to Borrower or any other party under the other Contracts or any collateral, if any, hereafter securing the Obligations or otherwise and each Guarantor hereby waives the right to require Lender to make demand on or proceed against Borrower or any other Person (including any other guarantor or co-guarantor) or to require Lender to pursue any other remedy or enforce any other right; provided however any such recovery from the Borrower, its assets or any other source shall reduce the Maximum Liability Cap by such amount. Each Guarantor further agrees that nothing contained herein shall prevent Lender from suing on any of the Contracts or from exercising any other rights available to it or them, as applicable, under this Agreement, any other of the Contracts, and the exercise of any of the aforesaid rights shall not constitute a discharge of such Guarantor’s obligations hereunder except to the extent of Obligations paid in cash pursuant thereto. Each Guarantor’s obligations under this Guaranty and any remedy for the enforcement thereof shall not be impaired, modified, changed or released in any manner whatsoever by an impairment, modification, change, release, increase or limitation of the liability of any Loan Party (other than payment in full of the Obligations in cash) or by reason of the bankruptcy or insolvency of any Loan Party. Each Guarantor waives any and all notice of the creation, renewal, extension or accrual of any of the Obligations and notice of or proof of reliance by Lender on this Guaranty or acceptance of this Guaranty. The Obligations, and any part of them, shall conclusively be deemed to have been created, contracted or incurred, or renewed, extended, amended or waived, in reliance upon this Guaranty. All dealings between any Loan Party, on the one hand, and Lender, on the other hand, likewise shall be conclusively presumed to have been had or consummated in reliance upon this Guaranty.

(C) Modifications. Each Guarantor agrees that: (a) Lender shall not have any obligation to protect, perfect, secure or insure any such security interests, liens or encumbrances now or hereafter held, if any, for the Obligations; (b) the time or place of payment of the Obligations may be changed or extended, in whole or in part, to a time certain or otherwise, and may be renewed or accelerated, in whole or in part; (c) any Loan Party and any other party liable for payment under the Contracts may be granted indulgences generally; (d) any of the provisions of any of the Contracts, including, without limitation, this Agreement (except for this Section 18) may be modified, amended or waived; (e) any party (including any other guarantor or co-guarantor) liable for the payment thereof may be granted indulgences or be released; and (f) any deposit balance for the credit of any Loan Party or any other party liable for the payment of the Obligations or liable upon any security therefor may be released, in whole or in part, at, before or after the stated, extended or accelerated maturity of the Obligations, all without notice to or further assent by such Guarantor and that each Guarantor shall remain bound thereon, notwithstanding any such exchange, compromise, surrender, extension, renewal, acceleration, modification, indulgence or release.

(D) Waiver of Rights. Each Guarantor expressly waives to the fullest extent permitted by applicable law: (a) notice of acceptance of this Guaranty by Lender and of all extensions of credit to any Loan Party by Lender; (b) presentment and demand for payment or performance of any of the Obligations; (c) protest and notice of dishonor or of default (except as specifically required in this Agreement) with respect to the Obligations or with respect to any security therefor; and (d) all other notices to which each Guarantor might otherwise be entitled.

(E) Reinstatement. Notwithstanding anything contained in this Agreement or the other Contracts, the obligations of any Guarantor under this Section 18 shall be automatically reinstated if and to the extent that for any reason any payment by or on behalf of any Person in respect of the Obligations is rescinded or must be otherwise restored by any holder of any of the Obligations, whether as a result of any proceedings in bankruptcy or reorganization or otherwise.

(F) Remedies. Each Guarantor agrees that, as between such Guarantor on the one hand, and Lender, on the other hand, the Obligations may be declared to be forthwith due and payable as provided in Section 9 notwithstanding any stay, injunction or other prohibition preventing such declaration (or preventing such Obligations from becoming automatically due and payable) as against any other Person and that, in the event of such declaration (or such Obligations being deemed to have become automatically due and payable), such Obligations (whether or not due and payable by any other Person) shall forthwith become due and payable by each Guarantor. Without limiting the foregoing, the Loan Parties agree that each of the Loan Parties shall, after an exercise of remedies hereunder, take, and comply with, such instructions or direction from Lender or its nominee as are reasonably necessary to allow Lender to fully exercise its rights hereunder or under any other Contract.

(G) Subrogation. Each Guarantor agrees that, until the indefeasible payment of the Obligations in full in cash (other than any part of the Obligations that represent contractual indemnities which are contingent in nature) and the termination of the Contracts, it will not exercise, and hereby waives, any right of reimbursement, subrogation, contribution, offset, indemnitee or other claims against any Loan Party, any other guarantor or co-guarantor of the Obligations, arising by contract or operation of law in connection with any payment made or required to be made by such Guarantor under this Agreement or the other Contracts. After the indefeasible payment in full in cash of the Obligations (other than any part of the Obligations that represents contingent contractual indemnities) and the termination of the Contracts, each Guarantor shall be entitled to exercise against any other Loan Party all such rights of reimbursement, subrogation, contribution, indemnification and offset, and all such other claims, to the fullest extent permitted by law.

Section 19: Defined Terms.

“Applicable Interest Rate” means Benchmark plus the Spread.

“Applicable Law” means all applicable laws, rules and regulations of any Governmental Authority, including common law, and any amendments and supplements thereto, including, without limitation, those of all U.S. and non-U.S. federal, state and local governmental authorities. For the avoidance of doubt, Applicable Law includes FATCA.

“Attributable Indebtedness” means, on any date of determination, (a) in respect of any Capital Lease of any Person, the capitalized amount thereof that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP, and (b) in respect of any Synthetic Lease, the capitalized amount or principal amount of the remaining lease payments under the relevant lease that would appear on a balance sheet of such Person prepared as of such date in accordance with GAAP if such lease were accounted for as a Capital Lease.

“Authorized Person” means a person authorized by Borrower to give instructions to Lender, and a person that Lender reasonably believes to have been so authorized, including Related Persons, until Lender receives and acknowledges written notice from Borrower of the unauthorized status of such person.

“Available Tenor” means, as of any date of determination and with respect to the then-current Benchmark, as applicable, (x) if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an interest period pursuant to this Agreement or (y) otherwise, any payment period for interest calculated with reference to such Benchmark (or component thereof) that is or may be used for determining any frequency of making payments of interest calculated with reference to such Benchmark, in each case, as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2(D)(iv) (Unavailability of Tenor of Benchmark).

“Benchmark” means, initially, with respect to any Advance, Term SOFR; provided that, if a Benchmark Transition Event has occurred with respect to Term SOFR or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2(D)(i) (Benchmark Replacement); provided further that, if the relevant Benchmark for any reason temporarily cannot be determined pursuant to the definition thereof (in any such case, the “Temporary Unavailability Period”), then the Benchmark shall mean, with respect to the relevant Advances and the Temporary Unavailability Period, the Federal Funds Rate plus 0.50% (50 basis points) plus the Spread.

“Benchmark Replacement” means with respect to any Benchmark Transition Event, the first alternative set forth in the order below that can be determined for the applicable Benchmark Replacement Date:

(x)            Daily Simple SOFR; and

(y)            the sum of: (a) the alternate benchmark rate that has been selected by Lender and Borrower giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement to the then-current Benchmark for Dollar-denominated syndicated or bilateral credit facilities and (b) the related Benchmark Replacement Adjustment;

provided that, if such Benchmark Replacement as so determined pursuant to clause (x) or clause (y) of this definition would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for the purposes of this Agreement and the other Contracts.

“Benchmark Replacement Adjustment” means, with respect to any replacement of the then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by Lender and Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement for Dollar-denominated syndicated or bilateral credit facilities.

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark:

(a)            in the case of clause (a) or (b) of the definition of “Benchmark Transition Event,” the later of (i) the date of the public statement or publication of information referenced therein and (ii) the date on which the administrator of such Benchmark (or the published component used in the calculation thereof) permanently or indefinitely ceases to provide all Available Tenors of such Benchmark (or such component thereof); or

(b)            in the case of clause (c) of the definition of “Benchmark Transition Event,” the first date on which such Benchmark (or the published component used in the calculation thereof) has been determined and announced by the regulatory supervisor for the administrator of such Benchmark (or such component thereof) to be non-representative; provided that such non-representativeness will be determined by reference to the most recent statement or publication referenced in such clause (c) and even if any Available Tenor of such Benchmark (or such component thereof) continues to be provided on such date.

For the avoidance of doubt, the “Benchmark Replacement Date” will be deemed to have occurred in the case of clause (a) or (b) with respect to any Benchmark upon the occurrence of the applicable event or events set forth therein with respect to all then-current Available Tenors of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark:

(a)            a public statement or publication of information by or on behalf of the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that such administrator has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof), permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof);

(b)            a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof), the Relevant Governmental Body, an insolvency official with jurisdiction over the administrator for such Benchmark (or such component), a resolution authority with jurisdiction over the administrator for such Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for such Benchmark (or such component), which states that the administrator of such Benchmark (or such component) has ceased or will cease to provide all Available Tenors of such Benchmark (or such component thereof) permanently or indefinitely; provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide any Available Tenor of such Benchmark (or such component thereof); or

(c)            a public statement or publication of information by the regulatory supervisor for the administrator of such Benchmark (or the published component used in the calculation thereof) announcing that all Available Tenors of such Benchmark (or such component thereof) are not, or as of a specified future date will not be, representative.

For the avoidance of doubt, a “Benchmark Transition Event” will be deemed to have occurred with respect to any Benchmark if a public statement or publication of information set forth above has occurred with respect to each then-current Available Tenor of such Benchmark (or the published component used in the calculation thereof).

“Benchmark Unavailability Period” means, the period (if any) (a) beginning at the time that a Benchmark Replacement Date has occurred if, at such time, no Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Contract in accordance with Section 2(D) (Benchmark Successor Rate) and (b) ending at the time that a Benchmark Replacement has replaced the then-current Benchmark for all purposes hereunder and under any Contract in accordance with Section 2(D) (Benchmark Successor Rate).

“Business Day” shall mean a date on which banks are open in New York City.

“Capital Lease” means any lease of any property by any Person or any of its subsidiaries, as lessee, that should, in accordance with GAAP, be classified and accounted for as a capital lease or financing lease on a consolidated balance sheet of such Person and its subsidiaries.

“Capital Stock” means (a) in the case of a corporation, capital stock, (b) in the case of an association or business entity, any and all shares, interests, participations, rights or other equivalents (however designated) of capital stock, (c) in the case of a partnership, partnership interests (whether general or limited), (d) in the case of a limited liability company, membership interests, (e) any other interest or participation that confers on a Person the right to receive a share of the profits and losses of, or distributions of assets of, the issuing Person and (f) any and all warrants, rights or options to purchase any of the foregoing.

“Cash Equivalent” means collectively, (a) marketable direct obligations issued or unconditionally guaranteed by the United States or any agency thereof to the extent such obligations are backed by the full faith and credit of the United States, in each case maturing within one (1) year from the date of acquisition thereof, (b) commercial paper maturing no more than two hundred seventy (270) days from the date of creation thereof and currently having the highest rating obtainable from either Standard & Poor’s Rating Service (“S&P”) or Moody’s Investors Service, Inc. (“Moody’s”) (or, if at any time either S&P or Moody’s are not rating such fund, an equivalent rating from another nationally recognized statistical rating agency), (c) investments in certificates of deposit, banker’s acceptances, money market deposits and time deposits maturing within one hundred eighty (180) days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any state thereof that has a combined capital and surplus and undivided profits of not less than $500,000,000 and having a long-term debt rating of “A” or better by S&P or “A2” or better from Moody’s (or, if at any time either S&P or Moody’s are not rating the debt of such bank, an equivalent rating from another nationally recognized statistical rating agency), and (d) investments in any money market fund or money market mutual fund that has (i) substantially all of its assets invested in the types of investments referred to in clauses (a) through (c) above, (ii) net assets of not less than $250,000,000 and (iii) a rating of at least A-2 from S&P or at least P-2 from Moody’s (or, if at any time either S&P or Moody’s are not rating such fund, an equivalent rating from another nationally recognized statistical rating agency).

“Change in Control Event” means the occurrence of any of the following: (a) Jason Aintabi ceases to be the beneficial owner, directly or indirectly, of 51% or more of the total voting power of all classes of Capital Stock of the Vandewater Capital Holdings, LLC, (b) Vandewater Capital Holdings, LLC ceases to be the beneficial owner, directly or indirectly, of 100% of the total voting power of all classes of Capital Stock of Blackwells Holding Co. LLC, (c) Blackwells Holding Co. LLC ceases to be the beneficial owner, directly or indirectly, of 100% of the total voting power of all classes of Capital Stock of Blackwells Asset Management LLC and (d) Blackwells Asset Management LLC ceases to be the beneficial owner, directly or indirectly, of 100% of the total voting power of all classes of Capital Stock of Borrower.

“Closing Date” means July 2, 2024.

“Code” means the Internal Revenue Code of 1986, as amended.

“Commitment” means an aggregate amount equal to seventy percent (70%) of the purchase price of the Shares which are purchased by the Borrower pursuant to, and in accordance with the terms of, the Share Ownership Agreement.

“Commitment Termination Date” means January 2, 2025.

“Conforming Changes” means, with respect to either the use or administration of Term SOFR or the use, administration, adoption or implementation of any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definition of “Business Day,” the definition of “U.S. Government Securities Business Day,” the definition of “Interest Period” or any similar or analogous definition (or the addition of a concept of “interest period”), timing and frequency of determining rates and making payments of interest, timing of borrowing requests or prepayment, conversion or continuation notices, the applicability and length of lookback periods, the applicability of Section 5(A) (Other Fees and Costs) and other technical, administrative or operational matters) that Lender decides may be appropriate to reflect the adoption and implementation of any such rate or to permit the use and administration thereof by Lender in a manner substantially consistent with market practice (or, if Lender decides that adoption of any portion of such market practice is not administratively feasible or if Lender determines that no market practice for the administration of any such rate exists, in such other manner of administration as the Lender decides is reasonably necessary in connection with the administration of this Agreement and the other Contracts).

“Consolidated Net Asset Test” means (a) the Fair Market Value of the consolidated assets of the Loan Parties minus (b) the consolidated Indebtedness of the Loan Parties shall be greater than the lesser of an amount equal to (x) five times the principal amount of the outstanding Advances (including any PIK Amounts) and (y) $50,000,000.

“Contract” means this Agreement and any other agreement, contract, instrument or document executed and delivered by a Loan Party to the Lender pursuant to the Agreement.  For the avoidance of doubt, the Cooperation Agreement and the Share Ownership Agreement shall not constitute Contracts.

“Cooperation Agreement” means that certain Cooperation Agreement, dated as of July 2, 2024, made and entered into by and among Braemar Hotels & Resorts Inc., a Maryland corporation, Ashford Hospitality Trust, Inc., a Maryland corporation, Ashford Inc., a Nevada corporation, Blackwells Capital LLC, a Delaware limited liability company, Blackwells Onshore I LLC, a Delaware limited liability company, Blackwells Holdings Co. LLC, a Delaware limited liability company, Vandewater Capital Holdings, LLC, a Delaware limited liability company, Blackwells Asset Management LLC, a Delaware limited liability company, BW Coinvest Management I LLC, a Delaware limited liability company, and Jason Aintabi.

“Daily Simple SOFR” means, for any day, SOFR, with the conventions for this rate (which will include a lookback) being established by the Borrower and the Lender mutually in good faith in accordance with the conventions for this rate selected or recommended by the Relevant Governmental Body for determining “Daily Simple SOFR” for syndicated or bilateral business loans.

“Debtor Relief Laws” means any applicable liquidation, conservatorship, bankruptcy, moratorium, rearrangement, insolvency, fraudulent conveyance, reorganization, or similar laws affecting the rights, remedies, or recourse of creditors generally, including without limitation the Bankruptcy Code and all amendments thereto, and all relevant statutes and laws under any applicable jurisdiction, as are in effect from time to time during the term of the Loan.

“Defaulting Lender” means any Lender that (i) has failed to fund any portion of the Loan on the date required to be funded and has not cured any such failure within five (5) Business Days, unless Lender notified Borrower in writing that such failure is the result of Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied, (ii) has notified the Borrower or any other Loan Party that it does not intend or expect to comply with any of its funding obligations under this Agreement (unless such notification relates to Lender’s obligation to fund an Advance hereunder and states that such position is based on Lender’s determination that a condition precedent to funding (which condition precedent, together with any applicable default, shall be specifically identified in such writing or public statement) cannot be satisfied), (iii) has failed within five (5) Business Days after request by a Loan Party, acting in good faith, to provide a certificate in writing from an authorized officer of the Lender that it will comply with its obligations to fund prospective Advances (unless such failure is the result of Lender’s determination that one or more conditions precedent to funding (each of which conditions precedent, together with any applicable default, shall be specifically identified in such writing) has not been satisfied) or (iv) has been placed into receivership, conservatorship or bankruptcy under any Debtor Relief Laws.

“Fair Market Value” means, with respect to any property or assets, the price which could be negotiated in an arm’s-length free market transaction, for cash, between a willing seller and a willing buyer, neither of whom is under undue pressure or compulsion to complete the transaction.

“FATCA” means Sections 1471 through 1474 of the Code as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreement entered into pursuant to Section 1471(b)(1) of the Code or any fiscal or regulatory legislation, rules, guidance notes or practices adopted pursuant to related intergovernmental agreement, treaties or conventions between Governmental Authorities in connection with the implementation of such sections of the Code or analogous provisions of non-U.S. law.

“Federal Funds Rate” means, for any period, the greater of (a) a fluctuating interest rate per annum calculated for each day during such period by the Federal Reserve Bank of New York based on such day’s Federal funds transactions by depositary institutions (as determined in such manner as the Federal Reserve Bank of New York shall set forth on its public website from time to time) and published on the next succeeding Business Day by the Federal Reserve Bank of New York as the Federal funds effective rate, and (b) the Floor.

“Floor” means a rate of interest equal to 0%.

“GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means the government of the United States of America or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including any supra-national bodies such as the European Union or the European Central Bank).

“Guaranty Obligations” means, with respect to the Borrower, the Guarantors and each of their respective subsidiaries, without duplication, any obligation, contingent or otherwise, of such Person pursuant to which such Person has directly or indirectly guaranteed any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of any such Person (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation (whether arising by virtue of partnership arrangements, by agreement to keep well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement condition or otherwise) or (b) entered into for the purpose of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided, that the term Guaranty Obligations shall not include endorsements for collection or deposit in the ordinary course of business.

“Guarantor” shall have the meaning given to such term in the preamble, save that any reference in this Agreement to the Guarantor taking any action (or omitting to take any action), having any power or authority or owning, holding or dealing with any asset are to the Guarantor acting by its general partner or to its general partner acting in such capacity on behalf of the Guarantor.

“Indebtedness” means, with respect to any Person at any date and without duplication, the sum of the following:

(a)            all liabilities, obligations and indebtedness for borrowed money including, but not limited to, obligations evidenced by bonds, debentures, notes or other similar instruments of any such Person;

(b)            all obligations to pay the deferred purchase price of property or services of any such Person (including, without limitation, all obligations under non-competition, earn-out or similar agreements), except trade payables arising in the ordinary course of business not more than ninety (90) days past due, or that are currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of such Person;

(c)            the Attributable Indebtedness of such Person with respect to such Person’s obligations in respect of Capital Leases and Synthetic Leases (regardless of whether accounted for as indebtedness under GAAP);

(d)            all obligations of such Person under conditional sale or other title retention agreements relating to property purchased by such Person to the extent of the value of such property (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business);

(e)            all Indebtedness of any other Person secured by a Lien on any asset owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements except trade payables arising in the ordinary course of business), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse;

(f)             all obligations, contingent or otherwise, of any such Person relative to the face amount of letters of credit, whether or not drawn, and any banker’s acceptances issued for the account of any such Person;

(g)            all obligations of any such Person to repurchase any securities which repurchase obligation is related to the issuance thereof; and

(h)            all Guaranty Obligations of any such Person with respect to any of the foregoing.

For all purposes hereof, the Indebtedness of any Person shall include the Indebtedness of any partnership or joint venture (other than a joint venture that is itself a corporation or limited liability company) in which such Person is a general partner or a joint venturer, unless such Indebtedness is expressly made non-recourse to such Person.

“Indemnified Parties” means the Lender and each of its directors, officers, agents, employees and permitted assigns.

“Interest Payment Date” means (a) the Business Day that follows the last day of each Interest Period, and (b) the Maturity Date.

“Interest Period” means with respect to each Advance, initially the period from and including the relevant Drawdown Date to but excluding the first Business Day of the immediately following calendar quarter, and thereafter the period from and including the first Business Day of each calendar quarter up to but excluding the first Business Day of the immediately following calendar quarter; provided that the final Interest Period shall end on and exclude the earlier of (i) the Maturity Date and (ii) the date on which the aggregate principal amount of all Advances outstanding is finally paid in full.

“Issuer” means Braemar Hotels & Resorts Inc.

“Lien” means any lien, mortgage, security interest, charge, assignment by way of security, tax lien, pledge, encumbrance, or conditional sale or title retention arrangement, or any other interest in property designed to secure the repayment of indebtedness, whether arising by agreement or under common law, any statute, law, contract, or otherwise.

“Material Adverse Effect” means a material adverse effect on (i) the business, operations, property or condition (financial or otherwise) of the Borrower or any Guarantor, (ii) the ability of any Loan Party to perform any of its material obligations under any Contract, (iii) the validity or enforceability of any Contract, or (iv) the rights and remedies of the Lender under any Contract.

“Material Indebtedness” means Indebtedness for borrowed money of any Loan Party in a principal amount greater than $1,000,000.

“Maximum Liability Cap” means an amount equal to the outstanding Obligations.

“Obligations” means any and all obligations of Borrower to Lender arising at any time and from time to time, whether matured or unmatured, fixed or contingent, liquidated or unliquidated, under this Agreement.

“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.

“Other Connection Taxes” means, with respect to any recipient, Taxes imposed as a result of a present or former connection between such recipient and the jurisdiction imposing such Tax (other than connections arising from such recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced this Agreement, or sold or assigned an interest hereunder.

“Person” shall mean any natural person, corporation, business trust, joint venture, association, company, limited liability company, partnership, Governmental Authority or other entity.

“Related Person” means any of the principals, officers, directors and senior employees (in such official capacity as principal, officer, director or senior employee, as the case may be) of (i) any Loan Party, or (ii) such Loan Party’s affiliates.

“Relevant Governmental Body” means the Board of Governors of the Federal Reserve System of the United States or the Federal Reserve Bank of New York, or a committee officially endorsed or convened by the Board of Governors of the Federal Reserve System of the United States or the Federal Reserve Bank of New York, or any successor thereto.

“Responsible Officer” means an officer or director or other duly authorized senior employee of a Loan Party or its investment advisor, general partner or managing member (as applicable), in each case that is authorized to act for such Loan Party in connection with this Agreement and the other Contracts.

“Share Ownership Agreement” means that certain Share Ownership Agreement, dated as of July 2, 2024, made and entered into by and among Braemar Hotels & Resorts Inc., a Maryland corporation, Ashford Hospitality Trust, Inc., a Maryland corporation, Ashford Inc., a Nevada corporation, Blackwells Capital LLC, a Delaware limited liability company, Blackwells Onshore I LLC, a Delaware limited liability company, Blackwells Holdings Co. LLC, a Delaware limited liability company, Vandewater Capital Holdings, LLC, a Delaware limited liability company, Blackwells Asset Management LLC, a Delaware limited liability company, BW Coinvest Management I LLC, a Delaware limited liability company, and Jason Aintabi.

“Shares” means shares of the Issuer.

“SOFR” means a rate equal to the secured overnight financing rate (as administered by the Federal Reserve Bank of New York or a successor administrator of the secured overnight financing rate).

“Spread” means 3.00% (three hundred basis points) per annum.

“Synthetic Lease” means any synthetic lease, tax retention operating lease, off-balance sheet loan or similar off-balance sheet financing product where such transaction is considered borrowed money indebtedness for tax purposes but is classified as an Operating Lease in accordance with GAAP.

“Taxes” means any and all taxes, levies, imposts, duties, charges, assessments or fees of any nature, including interest, penalties and additions thereto that are imposed by any governmental authority.

“Term SOFR” means, with respect to each Interest Period, the sum of (i) the Term SOFR Reference Rate for a tenor of one month on the day (such day, the “Term SOFR Determination Day”) that is two (2) U.S. Government Securities Business Days prior to the first day of such Interest Period, as such rate is published by the Term SOFR Administrator; provided, however, that if as of 5:00 p.m. (New York City time) on any Term SOFR Determination Day the Term SOFR Reference Rate for the applicable tenor has not been published by the Term SOFR Administrator and a Benchmark Replacement Date with respect to the Term SOFR Reference Rate has not occurred, then Term SOFR will be the Term SOFR Reference Rate for such tenor as published by the Term SOFR Administrator on the first preceding U.S. Government Securities Business Day for which such Term SOFR Reference Rate for such tenor was published by the Term SOFR Administrator so long as such first preceding U.S. Government Securities Business Day is not more than three (3) U.S. Government Securities Business Days prior to such Term SOFR Determination Day; provided further that, if Term SOFR as so determined would be less than the Floor, then Term SOFR will be deemed to be the Floor for the purposes of this Agreement and the other Contracts and (ii) a percentage equal to 0.10% (ten basis points) per annum.

“Term SOFR Administrator” means CME Group Benchmark Administration Limited (CBA) (or a successor administrator of the Term SOFR Reference Rate mutually agreed to in good faith by Lender and Borrower).

“Term SOFR Determination Day” has the meaning specified in the definition of “Term SOFR”.

“Term SOFR Reference Rate” means the forward-looking term rate based on SOFR.

“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York; provided, however, in the event that, by reason of mandatory provisions of law, any or all of the perfection or priority of Lender’s security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, then the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction or jurisdictions for purposes of any provisions hereof relating to perfection or priority and for purposes of any definitions related to such provisions.

“Unadjusted Benchmark Replacement” means the applicable Benchmark Replacement excluding the related Benchmark Replacement Adjustment.

“USA PATRIOT Act” means Bank Secrecy Act as amended by Title III of the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001.

“U.S. Government Securities Business Day” means any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities.

Please sign below to indicate Borrower’s formal acceptance of this Agreement.

Braemar Hospitality Limited Partnership, a Delaware limited partnership

By: Braemar OP General Partner LLC, a Delaware limited liability company, its general partner

By:	/s/ Alex Rose
Print Name: Alex Rose
Title: EVP, General Counsel & Secretary

[Signature page to Loan Agreement]

BW Coinvest Management I LLC, a Delaware limited liability company (“Borrower”)

By:	Blackwells Asset Management LLC
its sole member

By:	/s/ Jason Aintabi
Jason Aintabi,
its sole manager

400 Park Avenue, 4th Floor

New York, NY 10022

Attention: Jason Aintabi

[Signature page to Loan Agreement]

EXECUTED as a DEED by

Jason Aintabi, Vandewater Capital Holdings, LLC, Blackwells Holding Co. LLC, and Blackwells Asset Management LLC, each a (“Guarantor”)

By:	/s/ Jason Aintabi
Jason Aintabi, an individual

400 Park Avenue, 4th Floor
New York, NY 10022
Attention: Jason Aintabi

Vandewater Capital Holdings, LLC,
a Delaware limited liability company

By:	/s/ Jason Aintabi
Jason Aintabi,
its sole member

400 Park Avenue, 4th Floor
New York, NY 10022
Attention: Jason Aintabi

Blackwells Holding Co. LLC,
a Delaware limited liability company

By:	/s/ Jason Aintabi
Jason Aintabi,
its sole manager

400 Park Avenue, 4th Floor
New York, NY 10022
Attention: Jason Aintabi

Blackwells Asset Management LLC,
a Delaware limited liability company

By:	/s/ Jason Aintabi
Jason Aintabi,
its sole manager

400 Park Avenue, 4th Floor
New York, NY 10022
Attention: Jason Aintabi

[Signature page to Loan Agreement]

EXHIBIT A

FORM OF ADVANCE NOTICE

[Date]

Braemar Hotels & Resorts Inc.

14185 Dallas Parkway, Suite 1200

Dallas Texas, 75254

Ladies and Gentlemen:

The undersigned, BW Coinvest Management I LLC, a Delaware limited liability company (the “Borrower”), refers to the Loan Agreement dated July 2, 2024 (as from time to time amended, the “Loan Agreement,” the terms defined therein being used herein as therein defined), by and between Borrower and Braemar Hospitality Limited Partnership, a Delaware limited partnership, (“Lender”) in its capacity as lender, and hereby gives you notice, irrevocably, pursuant to Section 2(B) (Notice of Drawdown) of the Loan Agreement, that the undersigned hereby requests an Advance under the Loan Agreement, and in that connection sets forth below the information relating to such Advance (the “Proposed Borrowing”) as required by Section 2(B) (Notice of Drawdown) of the Loan Agreement:

(i)            The Business Day of the Proposed Borrowing is ___________ __, ____.

(ii)           The amount of the Proposed Borrowing is $_____________1.

[Account details to be provided]

The undersigned hereby certifies that the following statements are true on the date hereof and will be true on the date of the Proposed Borrowing immediately before and after giving effect to the Advance:

(A)          the representations and warranties by Borrower and the other Loan Parties contained in Loan Agreement or in any Contract are true and correct in all material respects (without duplicating any materiality qualifiers therein);

(B)           no Event of Default which has not been waived or deemed waived pursuant to the provisions of the Loan Agreement has occurred and is continuing or will result after giving effect to the Advance;

(C)           at the time of and immediately after giving effect to the Advance, the Cooperation Agreement and the Share Ownership Agreement are each in full force and effect and no default of any kind has occurred thereunder;

(D)          such Advance does not violate any law, regulation, order, writ, judgment, injunction, determination or decree of any governmental authority, applicable to Borrower; and

(E)           the Proposed Borrowing represents 70% of the purchase price (and for the avoidance of doubt, excluding any brokerage fees and other fees and expenses incurred in connection with acquiring the Shares other than commissions thereon in an amount not to exceed $0.02 per Share) of the Shares sought to be reimbursed.

Very truly yours,

BW Coinvest Management I LLC,
a Delaware limited liability company

By:	Blackwells Asset Management LLC
its sole member

By:
Jason Aintabi,
its sole manager

1 NTD: at no time may this amount exceed the Commitment or the amount permitted to be borrowed pursuant to Section 2A.

EXHIBIT B

CERTIFICATE OF EFFECTIVENESS

Reference is made to that certain Loan Agreement dated July 2, 2024, by and among, amongst others, BW Coinvest Management I LLC, a Delaware limited liability company (the “Borrower”) and Braemar Hospitality Limited Partnership, a Delaware limited partnership, in its capacity as lender (“Lender”) (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement,” the terms defined therein being used herein as therein defined).

Upon the execution and delivery of this Certificate of Effectiveness all conditions precedent to the obligations of the Loan Agreement are deemed satisfied (or waived) and the Loan Agreement (including Lender’s obligation to make the Loan in accordance with the terms and conditions of the Agreement) is in full force and effect as of the date hereof.

Braemar Hospitality Limited Partnership, a Delaware limited partnership

By: Braemar OP General Partner LLC, a Delaware limited liability company, its general partner

By:
Print Name: Alex Rose
Title: EVP, General Counsel & Secretary

Dated as of July 2, 2024

EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

[Date]

Braemar Hotels & Resorts Inc.

14185 Dallas Parkway, Suite 1200

Dallas Texas, 75254

Ladies and Gentlemen:

Reference is made to that certain Loan Agreement dated July 2, 2024, by and among, amongst others, BW Coinvest Management I LLC, a Delaware limited liability company (the “Borrower”) and Braemar Hospitality Limited Partnership, a Delaware limited partnership, in its capacity as lender (“Lender”) (as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement,” the terms defined therein being used herein as therein defined).

The undersigned is a duly Responsible Officer of the Borrower. In connection with Section 7(R) of the Loan Agreement, the undersigned certifies, in his/her capacity as a Responsible Officer of the Borrower, (i) at all times during the most recent calendar quarter for which this certificate relates, the Loan Parties [have]/[have not] satisfied the Consolidated Net Asset Test and (ii)  Schedule I hereof sets forth the calculation of the Consolidated Net Asset Test as of the last day of the most recently ended calendar quarter.

By:	Blackwells Asset Management LLC
its sole member

By:
Jason Aintabi,
its sole manager

400 Park Avenue, 4th Floor

New York, NY 10022

Attention: Jason Aintabi

Schedule I to Compliance Certificate

Exhibit 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Longacre Square Partners
	Chief Financial Officer	Media Contact
	(972) 490-9600	Braemar@Longacresquare.com

BRAEMAR HOTELS & RESORTS AND BLACKWELLS CAPITAL ENTER INTO COOPERATION AGREEMENT

Blackwells to Withdraw Proxy Solicitation and Vote in Favor of All Braemar Nominees and Proposals

Company to Add Independent Director with Input from Blackwells, Which Will Become a Significant Shareholder

DALLAS, July 2, 2024 – Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today announced that it has entered into a cooperation agreement (the “Cooperation Agreement”) with Blackwells Capital LLC (“Blackwells”).

Under the terms of the Cooperation Agreement, Blackwells will withdraw its director nomination notice and proposals, cease soliciting proxies and vote in favor of all Braemar directors and proposals at the 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Braemar and Blackwells have agreed to release all legal claims arising prior to the settlement and dismiss their respective actions.

Richard J. Stockton, President and Chief Executive Officer of Braemar, stated: “We are pleased to have reached this outcome, which we believe is in the best interests of all our shareholders. We can now return our full focus to optimally managing our unique portfolio of world-class assets, enhancing our capital structure and financial flexibility, and maximizing shareholder value. We are extremely excited for Braemar’s future, and look forward to working with Blackwells as a significant shareholder.”

As part of the Cooperation Agreement, Blackwells has committed to purchase 3.5 million shares of Braemar’s stock in the open market, financed in part by Braemar. Braemar will also add an additional independent director to its Board of Directors and will consider Blackwells’ input in this selection.

Jason Aintabi, Chief Investment Officer of Blackwells, said, “We look forward to supporting Braemar’s Board and leadership team, and to becoming one of Braemar’s largest shareholders. We believe Braemar will execute their strategy to maximize the value of the Company’s high-quality assets, and we look forward to continuing to build a constructive relationship with the Company moving forward.”

Blackwells has entered into a multi-year standstill with voting commitments in connection with the Cooperation Agreement. The agreement will be filed by the Company with the U.S. Securities and Exchange Commission as an exhibit to a Current Report on Form 8-K.

* * * * *

Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

Forward-Looking Statements

Certain statements and assumptions in this press release contain or are based upon “forward-looking” information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release include, among others, statements about the Company’s strategy and future plans. These forward-looking statements are subject to risks and uncertainties. When we use the words “will likely result,” “may,” “anticipate,” “estimate,” “should,” “expect,” “believe,” “intend,” or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: our ability to complete the previously announced shareholder value creation plan on a timely basis, if at all; potential risks related to actions or proposals from activist stockholders; our ability to repay, refinance or restructure our debt and the debt of certain of our subsidiaries; anticipated or expected purchases or sales of assets; our projected operating results; completion of any pending transactions; risks associated with our ability to effectuate our dividend policy, including factors such as operating results and the economic outlook influencing our board’s decision whether to pay further dividends at levels previously disclosed or to use available cash to pay dividends; our understanding of our competition; market trends; projected capital expenditures; the impact of technology on our operations and business; general volatility of the capital markets and the market price of our common stock and preferred stock; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the markets in which we operate, interest rates or the general economy; and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the SEC.

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The forward-looking statements included in this press release are only made as of the date of this press release. Such forward-looking statements are based on our beliefs, assumptions, and expectations of our future performance taking into account all information currently known to us. These beliefs, assumptions, and expectations can change as a result of many potential events or factors, not all of which are known to us. If a change occurs, our business, financial condition, liquidity, results of operations, plans, and other objectives may vary materially from those expressed in our forward-looking statements. You should carefully consider this risk when you make an investment decision concerning our securities. Investors should not place undue reliance on these forward-looking statements. The Company can give no assurance that these forward-looking statements will be attained or that any deviation will not occur. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations, or otherwise, except to the extent required by law.

Additional Information and Where to Find it

The Company has filed a Definitive Proxy Statement on Schedule 14A with the SEC on June 17, 2024 (the “Proxy Statement”) and intends to file other relevant materials with respect to the Company’s solicitation of proxies for the Annual Meeting now scheduled to be held on October 15, 2024. INVESTORS AND STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC WHEN THEY BECOME AVAILABLE CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT ANY SOLICITATION. The Proxy Statement and any other documents filed by the Company with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC at the Company’s website, http://www.bhrreit.com, under the “Investor” link, or by requesting them in writing or by telephone from us at 14185 Dallas Parkway, Suite 1200, Dallas, Texas 75254, Attn: Investor Relations or (972) 490-9600.

Participants

The Company and its directors and executive officers will be participants in the solicitation of proxies with respect to a solicitation by the Company. Information about those executive officers and directors of the Company and their ownership of the Company’s common stock is set forth in the Proxy Statement. Investors and security holders may obtain additional information regarding direct and indirect interests of the Company and its executive officers and directors in the matters to be voted upon at the Annual Meeting by reading the Proxy Statement. These documents are or will be available free of charge at the SEC’s website at www.sec.gov.

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